                               File Nos. 33-61679

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

     |_| Pre-Effective Amendment No. ___ |X| Post-Effective Amendment No. 8

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                              |X| Amendment No. 15
                       (Check appropriate box or boxes.)

                              C.M. MULTI-ACCOUNT A
                           --------------------------
                           (Exact Name of Registrant)

                           C.M. LIFE INSURANCE COMPANY
                           ---------------------------
                               (Name of Depositor)

                 140 Garden Street, Hartford, Connecticut 06154
                 ----------------------------------------------
        (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code 1-800-234-5606

                      Name and Address of Agent for Service

                       Ann F. Lomeli, Secretary C.M. Life
                       Insurance Company 140 Garden Street
                           Hartford, Connecticut 06154

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective

|_| immediately upon filing pursuant to paragraph (b) of Rule 485
|X| on May 1, 1999 pursuant to paragraph (b) of Rule 485
|_| 60 days after filing pursuant to paragraph (a) of Rule 485
|_| on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        STATEMENT PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of its variable annuity contracts under the Securities Act of 1993 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1998 was filed on or about March 22, 1999.

                           CROSS REFERENCE TO ITEMS
                             REQUIRED BY FORM N-4

N-4 Item                                   Caption in Prospectus
--------                                   ---------------------

1 .......................................  Cover Page

2 .......................................  Definitions

3 .......................................  Table of Fees and Expenses

4 .......................................  Condensed Financial
                                           Information; Performance

5 .......................................  The Company; Investment Choices

6 .......................................  Expenses; Distribution

7 .......................................  Ownership; Purchasing a Contract;
                                           Voting Rights; Reservation of Rights;
                                           Contract Value; Cover Page

8 .......................................  The Income Phase

9 .......................................  Death Benefit

10 ......................................  The Accumulation Phase;
                                           Distributors

11 ......................................  Highlights; Withdrawals

12 ......................................  Taxes

13 ......................................  Legal Proceedings

14 ......................................  Additional Information

                                           Caption in Statement of
                                           Additional Information
                                           ----------------------

15 ......................................  Cover Page

16 ......................................  Table of Contents

17 ......................................  Company

18 ......................................  Experts; Distribution

19 ......................................  Purchase of Securities Being Offered

20 ......................................  Distribution

21 ......................................  Performance Measures

22 ......................................  Annuity Payments

23 ......................................  Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company
C.M. Multi-Account A

Panorama Premier Variable Annuity

This prospectus describes the Panorama Premier Contract offered by C.M. Life Insurance Company. This contract is an individual deferred variable annuity. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include two fixed account options as well as the following seventeen funds which are offered through our separate account, C.M. Multi-Account A.

Panorama Series Fund, Inc.

o     Panorama Total Return Portfolio

o     Panorama Growth Portfolio

o     Panorama International Equity Portfolio

o     Panorama LifeSpan Capital Appreciation Portfolio

o     Panorama LifeSpan Balanced Portfolio

o     Panorama LifeSpan Diversified Income Portfolio

Oppenheimer Variable Account Funds

o     Oppenheimer Money Fund/VA

o     Oppenheimer Bond Fund/VA

Fidelity Variable Insurance Products Fund II

o     VIP II Contrafund Portfolio

American Century Variable Portfolios, Inc.

o     American Century VP Income & Growth Portfolio

T. Rowe Price Equity Series, Inc.

o     T. Rowe Price Mid-Cap Growth Portfolio

MML Series Investment Fund

o     MML Equity Fund*

o     MML Blend Fund*

o     MML Equity Index Fund*

o     MML Small Cap Value Equity Fund

o     MML Growth Equity Fund*

o     MML Small Cap Growth Equity Fund*

* Subject to state availability

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier Variable Annuity.

To learn more about the Panorama Premier contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 1999. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 32 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to:
Panorama Premier, Annuity Products, H565, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The contracts:

o     are not bank deposits.

o     are not federally insured.

o     are not endorsed by any bank or governmental agency.

o     are not guaranteed and may be subject to loss of principal.

--------------------------------------------------------------------------------
The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
--------------------------------------------------------------------------------

May 1, 1999.

Table Of Contents

Highlights                                                                     4
The C.M. Life Multi-Account A - A Table of Fees and Expenses                   5
The Company                                                                    9
The Panorama Premier Deferred
Variable Annuity Contract - General Overview                                   9
Ownership of the Contact                                                      10
     Owner                                                                    10
     Joint Owner                                                              10
     Annuitant                                                                10
     Beneficiary                                                              10
Purchasing a Contract                                                         11
     Purchase Payments                                                        11
     Allocation of Purchase Payments                                          11
Investment Choices                                                            12
     The Separate Account                                                     12
     The Funds                                                                12
     The Fixed Accounts                                                       15
     DCA Fixed Account                                                        15
     The Fixed Account                                                        15
Contract Value                                                                16
     Accumulation Units                                                       16
     Transfers                                                                16
     Transfers During the Accumulation Phase                                  16
     Transfers During the Income Phase                                        17
     Dollar Cost Averaging Program                                            17
     Automatic Rebalancing Program                                            18
     Withdrawals                                                              18
       Systematic Withdrawal Program                                          19
Expenses                                                                      20
     Insurance Charges                                                        20
       Mortality and Expense Risk Charge                                      20
       Administrative Charge                                                  20
     Annual Contract Maintenance Charge                                       20
     Contingent Deferred Sales Charge                                         20
     Free Withdrawals                                                         22
     Premium Taxes                                                            22
     Transfer Fee                                                             22
     Income Taxes                                                             22
     Fund Expenses                                                            22
The Income Phase                                                              23
     Fixed Annuity Payments                                                   23
     Variable Annuity Payments                                                23
     Annuity Unit Value                                                       24
     Annuity Options                                                          24
Death Benefit                                                                 25
     Death of Contract Owner During the Accumulation Phase                    25
     Death Benefit Amount During the Accumulation Phase                       25
     Death Benefit Options During the Accumulation Phase                      25
     Death of Contract Owner During the Income Phase                          26
     Death of Annuitant                                                       26
Taxes                                                                         27
     Annuity Contracts in General                                             27
     Qualified and Non-Qualified Contracts                                    27
     Withdrawals - Non-Qualified Contracts                                    27
     Withdrawals - Qualified Contracts                                        28
Other Information                                                             29
     Terminal Illness Benefit                                                 29
     Performance                                                              29
       Standardized Total Returns                                             29
       Nonstandard Total Returns                                              29
       Yield and Effective Yield                                              30
       Related Performance                                                    30
     Year 2000                                                                30
     Distributors                                                             30
     Electronic Transmission of Application Information                       31
     Assignment                                                               31
     Voting Rights                                                            31
     Reservation of Rights                                                    31
     Suspension of Payments or Transfers                                      31
     Legal Proceedings                                                        31
     Financial Statements                                                     32
Additional Information                                                        32
Appendix A -
Condensed Financial Information                                              A-1


2 Table Of Contents

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

                                                                            Page

Accumulation Phase                                                             9

Accumulation Unit                                                             16

Annuitant                                                                     10

Annuity Date                                                                  23

Annuity Options                                                               24

Annuity Payments                                                              23

Annuity Service Center                                                Cover Page

Annuity Unit Value                                                            24

Contract Anniversary                                                          25

Free Withdrawal                                                               22

Income Phase                                                                   9

Non-Qualified                                                                 27

Purchase Payment                                                              11

Qualified                                                                     27

Separate Account                                                              12

Tax Deferral                                                                   9


                                                        Index of Special Terms 3

Highlights

This prospectus describes the general provisions of the Panorama Premier contract. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge. You will receive back your contract value as of the business day we receive your contract and written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. The amount of the contingent deferred sales charge depends on the amount of your purchase payments and the length of time since you made them. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

o     paid on or after you reach age 59 1/2;

o     paid to your beneficiary after you die;

o paid if you become totally disabled as that term is defined in the Internal Revenue Code;

o paid in a series of substantially equal payments made annually or more frequently, for life or a period not exceeding life expectancy;

o     paid under an immediate annuity; or

o     which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawal as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.


4 Highlights

C.M. Life Multi-Account A
Table Of Fees And Expenses

Contract Owner Transaction Expenses

Transfer Fee:

      During Accumulation Phase:   We will not charge for the first 12 transfers
                                   in a calendar year; thereafter we will assess a fee which is the lesser of $20 or 2% of the amount transferred.

      During Income Phase:         We allow only 6 transfers in a calendar
                                   During Income Phase: year and we will not assess a fee for these 6 transfers.

Sales Load on Purchases:           0%

Contingent Deferred Sales Charge as a percentage of purchase payments withdrawn:

--------------------------------------------------------------------------------
Full years since payment     0     1     2     3     4     5     6     7 or more
--------------------------------------------------------------------------------
Percentage                   7%    6%    5%    4%    3%    2%    1%    0%
--------------------------------------------------------------------------------


Annual Contract Maintenance Charge:  $30 per Contract Year.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:          1.25%

Administrative Charge:                      0.15%
                                            -----
Total Separate Account Annual Expenses:     1.40%


                                                      Table Of Fees & Expenses 5

Annual Fund Expenses

(as a percentage of average net assets as of December 31, 1998)

                                                                       Other      Total Operating
                                                                  Expenses After   Expenses After
                                                      Management      Expense         Expense
                                                         Fees     Reimbursements   Reimbursements
-------------------------------------------------------------------------------------------------
Oppenheimer Money Fund/VA                                0.45%         0.05%           0.50%
-------------------------------------------------------------------------------------------------
Oppenheimer Bond Fund/VA                                 0.72%         0.02%           0.74%
-------------------------------------------------------------------------------------------------
Panorama LifeSpan Diversified Income Portfolio           0.75%         0.09%           0.84%
-------------------------------------------------------------------------------------------------
Panorama Total Return Portfolio                          0.53%         0.02%           0.55%
-------------------------------------------------------------------------------------------------
Panorama LifeSpan Balanced Portfolio                     0.85%         0.08%           0.93%
-------------------------------------------------------------------------------------------------
Panorama LifeSpan Capital Appreciation Portfolio         0.85%         0.08%           0.93%
-------------------------------------------------------------------------------------------------
Panorama Growth Portfolio                                0.52%         0.01%           0.53%
-------------------------------------------------------------------------------------------------
Panorama International Equity Portfolio                  1.00%         0.09%           1.09%
-------------------------------------------------------------------------------------------------
Fidelity's VIP II Contrafund Portfolio                   0.59%         0.07%****       0.66%****
-------------------------------------------------------------------------------------------------
American Century VP Income & Growth Portfolio            0.70%         0.00%           0.70%
-------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio                   0.85%         0.00%           0.85%
-------------------------------------------------------------------------------------------------
MML Small Cap Value Equity Fund                          0.39%         0.05%**         0.44%
-------------------------------------------------------------------------------------------------
MML Equity Fund***                                       0.37%         0.00%**         0.37%
-------------------------------------------------------------------------------------------------
MML Blend Fund***                                        0.37%         0.00%**         0.37%
-------------------------------------------------------------------------------------------------
MML Equity Index Fund***                                 0.30%         0.20%           0.50%
-------------------------------------------------------------------------------------------------
MML Growth Equity Fund***                                0.80%         0.11%**         0.91%*
-------------------------------------------------------------------------------------------------
MML Small Cap Growth Equity Fund***                      1.08%         0.11%**         1.19%*
-------------------------------------------------------------------------------------------------

*The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund began operations in 1999 and therefore, had no operating expenses as of December 31, 1998. The investment manager estimates that the total operating expenses for these Funds in 1999 will be as shown.

**We agreed to bear expenses of the MML Equity Fund, MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2000. The expenses shown for the MML Growth Equity Fund and MML Small Cap Growth Equity Fund include this reimbursement. If not included, the other expenses for these Funds in 1999 are estimated to be 025%, for the MML Growth Equity Fund and 0.25% for the MML Small Cap Growth Equity Fund. We do not expect that we will be required to reimburse any expenses of the MML Equity Fund, MML Blend Fund and MML Small Cap Value Equity Fund in 1999.

***Subject to state availability

****A portion of the brokerage commissions that the VIP II Contrafund Portfolio pays was used to reduce the other expenses for the Portfolio. In addition, this Portfolio has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Without such reductions, the other expenses for this Portfolio would have been 0.11%, increasing the total fund operating expenses to 0.70%.

(See the funds' prospectuses for more information.)


6 Table Of Fees & Expenses

Examples

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

                                              Year    1       3       5      10
--------------------------------------------------------------------------------
Money Sub-Account                                    $85    $112    $138    $233
--------------------------------------------------------------------------------
Bond Sub-Account                                      88     120     150     258
--------------------------------------------------------------------------------
LifeSpan Diversified Income Sub-Account               89     122     156     269
--------------------------------------------------------------------------------
Total Return Sub-Account                              86     114     141     238
--------------------------------------------------------------------------------
LifeSpan Balanced Sub-Account                         90     125     160     278
--------------------------------------------------------------------------------
LifeSpan Capital Appreciation Sub-Account             90     125     160     278
--------------------------------------------------------------------------------
Growth Sub-Account                                    86     113     140     236
--------------------------------------------------------------------------------
International Equity Sub-Account                      91     130     168     294
--------------------------------------------------------------------------------
Contrafund Sub-Account                                87     118     148     254
--------------------------------------------------------------------------------
Income & Growth Sub-Account                           87     118     148     254
--------------------------------------------------------------------------------
Mid-Cap Growth Sub-Account                            89     123     156     270
--------------------------------------------------------------------------------
Small Cap Value Equity Sub-Account                    85     111     135     227
--------------------------------------------------------------------------------
Equity Sub-Account*                                   84     109     131     219
--------------------------------------------------------------------------------
Blend Sub-Account*                                    84     109     131     219
--------------------------------------------------------------------------------
Equity Index Sub-Account*                             85     112     138     233
--------------------------------------------------------------------------------
Growth Equity Sub-Account*                            89     124     159     276
--------------------------------------------------------------------------------
Small Cap Growth Equity Sub-Account*                  92     133     173     304
--------------------------------------------------------------------------------

* Subject to state availability


                                                      Table Of Fees & Expenses 7

This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5th contract year.)

                                             Year     1       3       5      10
--------------------------------------------------------------------------------
Money Sub-Account                                    $20     $63    $108    $233
--------------------------------------------------------------------------------
Bond Sub-Account                                      23      70     120     258
--------------------------------------------------------------------------------
LifeSpan Diversified Income Sub-Account               24      73     126     269
--------------------------------------------------------------------------------
Total Return Sub-Account                              21      64     111     238
--------------------------------------------------------------------------------
LifeSpan Balanced Sub-Account                         25      76     130     278
--------------------------------------------------------------------------------
LifeSpan Capital Appreciation Sub-Account             25      76     130     278
--------------------------------------------------------------------------------
Growth Sub-Account                                    21      64     110     236
--------------------------------------------------------------------------------
International Equity Sub-Account                      26      81     138     294
--------------------------------------------------------------------------------
Contrafund Sub-Account                                22      69     118     254
--------------------------------------------------------------------------------
Income & Growth Sub-Account                           22      69     118     254
--------------------------------------------------------------------------------
Mid-Cap Growth Sub-Account                            24      74     126     270
--------------------------------------------------------------------------------
Small Cap Value Equity Sub-Account                    20      61     105     227
--------------------------------------------------------------------------------
Equity Sub-Account*                                   19      59     101     219
--------------------------------------------------------------------------------
Blend Sub-Account*                                    19      59     101     219
--------------------------------------------------------------------------------
Equity Index Sub-Account*                             20      63     108     233
--------------------------------------------------------------------------------
Growth Equity Sub-Account*                            25      76     129     276
--------------------------------------------------------------------------------
Small Cap Growth Equity Sub-Account*                  27      84     143     304
--------------------------------------------------------------------------------

* Subject to state availability

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $30 annual contract maintenance charge as an annual charge of 0.086 % of the assets. This charge is based on an anticipated average contract value of $35,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.


8 Table Of Fees & Expenses

The Company

C.M. Life Insurance Company, 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual).

MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion as of December 31, 1998.

The Panorama Premier Deferred Variable Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is at least 5 years in the future. The contract, like all deferred annuity contracts, has two phases - the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include seventeen funds and two fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.


                                                  The Company/General Overview 9

Ownership of the Contract

Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. We will not issue a contract to you if you have reached your 85th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by state law, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has reached their 85th birthday as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has reached his/her 85th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A beneficiary who is your surviving spouse may elect to continue the contract in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option.


10 Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

o     $5,000 when the contract is bought as a non- qualified contract; or

o $2,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

You can make additional purchase payments of $250 or more to either type of contract. We will accept as little as $100 if you have selected our automatic investment plan option.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract.

The maximum amount is:

o     $1 million up to your 76th birthday; or

o     $500,000 if age 76 or older.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant's age. If there are joint owners, age refers to the oldest owner.

You may make your initial purchase payment, along with your complete application, by giving them to your agent/broker. You can make additional purchase payments:

o by mailing your check that clearly indicates your name and contract number to our lockbox:

      MassMutual Panorama Premier
      P.O. Box 92851
      Chicago IL 60675-2851

o     by instructing your bank to wire transfer funds to:

      Chase Manhattan Bank, New York, New York
      ABA #021000021
      MassMutual Account 323065422
      Ref: VA Income Contract #
      Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.


                                                        Purchasing a Contract 11

Investment Choices

The Separate Account

We established a separate account, C.M. Multi-Account A (separate account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on August 3, 1994. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

C.M. Life established a segment of the separate account for Panorama Premier contracts. We currently divide this segment into 17 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

Subject to state availability, the contract offers 17 funds which are listed below. Additional funds may be added in the future.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. ("Panorama Fund") is an open-end investment company. OppenheimerFunds, Inc. ("OFI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, ("Investment Advisers Act") is the investment adviser to the Panorama Fund. It performs administrative functions relative to the Panorama Fund, including the keeping of all records not maintained by the custodian. OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages companies with $95 billion in assets and 4 million shareholder accounts as of December 31, 1998. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers for OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

OFI has engaged three subadvisors to assist in the selection of portfolio investments for the Panorama International Equity Portfolio, the Panorama LifeSpan Diversified Income Portfolio, the Panorama LifeSpan Balanced Portfolio, and the Panorama LifeSpan Capital Appreciation Portfolio.

Babson-Stewart Ivory International ("Babson-Stewart"), One Memorial Drive, Cambridge, MA 02142, is the subadviser to the Panorama International Equity Portfolio and the international stock components of the Panorama LifeSpan Balanced Portfolio and the Panorama LifeSpan Capital Appreciation Portfolio. Babson-Stewart is a partnership formed in 1987 between David L. Babson & Co., Inc., a subsidiary of MassMutual and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland.

Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd St., New York, New York, is the subadviser to the high yield bond components of the three Panorama LifeSpan Portfolios. Prior to January 12, 1999, Credit Suisse Asset Management was called BEA Associates.

Pilgrim, Baxter & Associates ("Pilgrim Baxter"), 825 Duportail Road, Wayne, PA 19087, is the subadviser to the small cap components of the Panorama LifeSpan Balanced Portfolio and the Panorama LifeSpan Capital Appreciation Portfolio.

Panorama LifeSpan Diversified Income Portfolio (Diversified Income Portfolio). The Diversified Income Portfolio seeks high current income, with opportunities for capital appreciation through a strategically allocated portfolio consisting primarily of bonds.


12 Investment Choices

Panorama Total Return Portfolio. The Panorama Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and its instrumentalities, and money market instruments according to changing market conditions.

Panorama LifeSpan Balanced Portfolio (Balanced Portfolio). The Balanced Portfolio seeks a blend of capital appreciation and income through a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

Panorama LifeSpan Capital Appreciation Portfolio (Capital Appreciation Portfolio). The Capital Appreciation Portfolio seeks long-term capital appreciation through a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

Panorama Growth Portfolio. The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama International Equity Portfolio. The Panorama International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds ("Oppenheimer Funds") is an investment company consisting of 10 separate series of shares known as funds. The Oppenheimer Funds are also advised by OFI.

Oppenheimer Bond Fund/VA. The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. This Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

Oppenheimer Money Fund/VA. The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities that is consistent with low capital risk and maintenance of liquidity. The Fund invests in short-term, high quality "money market" securities.

MML Series Investment Fund ("MML Trust")

MML Trust is a no-load, open-end, investment company having eight series of shares each of which has different investment objectives designed to meet different investment needs. MassMutual serves as the investment adviser to the MML Trust.

MassMutual has entered into a subadvisory agreement with David L. Babson and Company, Inc. ("Babson"), a controlled subsidiary of the MassMutual, whereby Babson manages the investment of the assets of the MML Small Cap Value Equity Fund, the MML Equity Fund, and the equity sector of the MML Blend Fund.

MassMutual has entered into a subadvisory agreement with Massachusetts Financial Services Company ("MFS"), whereby MFS manages the investment of the MML Growth Equity Fund.

MassMutual has entered into subadvisory agreements with J.P. Morgan Investment Management Company Inc. ("J.P. Morgan") and Waddell & Reed Investment Management Company ("Waddell & Reed"), whereby J.P. Morgan and Waddell & Reed each manage 50% of the portfolio of MML Small Cap Growth Equity Fund.

MassMutual has entered into a subadvisory agreement with Mellon Equity Associates, LLP ("Mellon Equity") whereby Mellon Equity manages the investments of the MML Equity Index Fund.

MML Small Cap Value Equity Fund. The MML Small Cap Value Equity Fund seeks growth of capital and income over time by investing primarily in small company stocks.

MML Equity Fund.* The MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

*Subject to state availability.


                                                           Investment Choices 13

MML Blend Fund* The MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

* Subject to state availability.

MML Equity Index Fund* The MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.1

* Subject to state availability.

1 "Standard & Poor's, " Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw-Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Growth Equity Fund* The MML Growth Equity Fund seeks growth of capital and income over time by investing primarily in equity securities of large companies with long-term growth potential.

* Subject to state availability.

MML Small Cap Growth Equity Fund* The MML Small Cap Growth Equity Fund seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

* Subject to state availability.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio is a separate series of shares of T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. (" T. Rowe Price") was founded in 1937 and is the investment adviser to the Portfolio. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. ("American Century VP") was organized as a Maryland corporation in 1987 and is a diversified, open-end management investment company. American Century Investment Management, Inc. ("American Century") is the investment manager of American Century VP. American Century has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958. American Century's address is American Century Tower, 4500 Main Street, Kansas City Missouri 64111.

American Century VP Income & Growth Portfolio. The American Century VP Income & Growth Portfolio seeks dividend growth, income and capital appreciation by investing in common stocks.

Fidelity Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end management investment company, organized as a Massachusetts business trust in 1988. Fidelity's VIP II Contrafund Portfolio is a diversified fund of VIP II.

Fidelity Management & Research Company ("FMR") is the investment adviser to Fidelity's VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments. Fidelity Investment has its principal business address at 82 Devonshire Street, Boston, MA 02109.

Fidelity Management & Research (U.K.) Inc. in London, England, and Fidelity Management & Research (Far East) Inc., in Tokyo, Japan, assist FMR with foreign investments. They each serve as subadvisors for Fidelity's VIP II Contrafund Portfolio.

Fidelity's VIP II Contrafund Portfolio. Fidelity's VIP II Contrafund Portfolio seeks long term


14 Investment Choices
capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds' prospectuses carefully before investing.

The Fixed Accounts

In most states, we offer two fixed accounts, the fixed account for Dollar Cost Averaging (the "DCA Fixed Account") and The Fixed Account (collectively, "the fixed accounts"), as investment options. The fixed accounts are investment options within our general account.

Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract.

DCA Fixed Account. The DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). During the accumulation phase, you may choose to have your purchase payments allocated to the DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, the DCA Term will not exceed 12 months. To the extent permitted by law, we reserve the right to change the duration of the DCA Term in the future. You may have only one DCA Term at a time.

We will only accept a purchase payment as of the beginning of a DCA Term. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to the DCA Account. You cannot transfer current contract values to the DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account according to the rules of our Dollar Cost Averaging Program. You may not make unscheduled transfers or take partial withdrawals from the DCA Fixed Account. If you withdraw the entire contract value during a DCA term we will apply our normal withdrawal provisions.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to the DCA Fixed Account at a time when your annuity date would be less than the currently offered DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. The interest rate is never less than 3%. We guarantee the interest rate for the full DCA Term.

The Fixed Account. You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.


                                                           Investment Choices 15

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other changes.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of the accumulation unit for that fund. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can transfer all or part of your contract value. You can make transfers by telephone. To do so, you must submit a written request. If you own the contract with a joint owner, we will accept telephone transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. The following rules apply to any transfer during the accumulation phase:

(1)   The minimum amount which you can transfer is:

      o     $1,000; or

      o     the entire value in a fund, if less.


16 Contract Value

After a transfer, the minimum amount which must remain in the fund is $1,000 unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

(2) You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3) During any contract year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your contract value in The Fixed Account as of the end of the previous contract year. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4) We do not allow transfers between competing accounts. For this purpose, we consider The Fixed Account and the Oppenheimer Money Fund/VA "competing accounts." We restrict other transfers involving any competing account for certain periods:

      o for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

      o for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

(5) We do not count transfers made as part of the Dollar Cost Averaging Program or the Rebalancing Program in determining the number of transfers you make in a year.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

We have the right to terminate or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have a contract value of at least $5,000 in order to participate in the Dollar Cost Averaging Program. The minimum amount you can transfer is $250.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your selection, including termination of the program, by written request.


                                                               Contract Value 17

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

We consider the DCA Fixed Account to be a Dollar Cost Averaging Program. You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Rebalancing Program, the Systematic Withdrawal Plan or the DCA Fixed Account.

The Dollar Cost Averaging option will terminate:

o     if you withdraw the total contract value;

o     upon your death or the annuitant's death;

o     if the last transfer you selected has been made;

o     if there is insufficient contract value to make the transfer; or

o if we receive from you a written request to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Rebalancing Program is available only during the accumulation phase. If you participate in the Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Rebalancing Program if you have purchase payments allocated to the fixed accounts. You cannot participate in the Rebalancing Program if you are participating in a Dollar Cost Averaging Program.

You can terminate the Rebalancing Program at anytime by giving us written notice. Any unscheduled transfer request will automatically terminate the Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Bond Fund and 60% to be in the Panorama Growth Fund. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Bond Fund now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Bond Fund to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. Your withdrawal is effective on the business day we receive your written request at our Annuity Service Center. If we receive your written request at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of your fully completed written request at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. You must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified contract. For qualified contracts, the amount is $2,000. Partial withdrawals are subject to a contingent deferred sales charge.


18 Contract Value

When you make a total withdrawal you will receive the value of your contract:

o     less any applicable contingent deferred sales charge;

o     less any applicable premium tax;

o     less any contract maintenance charge, and

o less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $250. Your contract value must be at least $25,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Your systematic withdrawal program will begin on the start date you selected as long as we receive a fully completed written request at least 5 business days before the start date you selected. We may defer the start of your systematic withdrawal program for one month if the start date you selected is less than 5 business days after we receive your written request. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your request. Your request must be in writing.

If you are participating in the Automatic Investment Plan Option, the Rebalancing Program or a Dollar Cost Averaging Program you cannot also participate in the Systematic Withdrawal Plan. If you terminate your Systematic Withdrawal Plan from The Fixed Account, you may not elect a new plan involving withdrawals from The Fixed Account for 6 months.

Your systematic withdrawal program ends:

o     if you withdraw your total contract value;

o     upon your death or the annuitant's death;

o     if we process the last withdrawal you selected;

o if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

o     if you begin receiving annuity payments; or

o if you give us a written request to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

--------------------------------------------------------------------------------
Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
--------------------------------------------------------------------------------


                                                               Contract Value 19

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:
(1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

o the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

o the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

The mortality and expense risk charge cannot be increased. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the contracts invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $30 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $50,000 or more. However, we reserve the right to increase the contract value amount at which we will waive this charge to $100,000 as provided by the contract. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $50,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $50,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct 1/12th of the annual contract maintenance charge from each payment regardless of the contract size.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We use this charge to cover certain expenses relating to the sale of the contract.


20 Expenses

If you withdraw:

o from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

o the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

o your entire contract value, we will deduct the contingent deferred sales from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount of the purchase payments and the length of time since you made the purchase payments. The contingent deferred sales charge is assessed as follows:

Year since Purchase
Payments were Accepted                                                   Charge
----------------------                                                   ------

--------------------------------------------------------------------------------
     1st Year                                                               7%
--------------------------------------------------------------------------------
     2nd Year                                                               6%
--------------------------------------------------------------------------------
     3rd Year                                                               5%
--------------------------------------------------------------------------------
     4th Year                                                               4%
--------------------------------------------------------------------------------
     5th Year                                                               3%
--------------------------------------------------------------------------------
     6th Year                                                               2%
--------------------------------------------------------------------------------
     7th Year                                                               1%
--------------------------------------------------------------------------------
     8th Year
  and thereafter                                                            0%

After your purchase payment has been in the contract for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

o Upon payment of the death benefit or upon the amount applied to an annuity payment option.

o If you surrender your contract before April 30, 2000, and the proceeds of the surrender are used to purchase a new group annuity issued by MassMutual. The group annuity may be subject to charges upon surrender.

o If you redeem "excess contributions" to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

o Owners of certain IRAs or non-qualified Flex Extra Variable Annuity contracts issued by MassMutual that no longer have any contingent deferred sales charge may exchange these contracts for a Panorama Premier contract. We call this the "Flex Extra Exchange Program." When you exchange an eligible Flex Extra contract for a Panorama Premier contract, we do not assess a contingent deferred sales charge on the amount that was in the original Flex Extra contract. However, if you make any additional purchase payments they will be subject to a contingent deferred sales charge.

o If you own an IRA or a non-qualified Account A, Account B or Account E variable annuity contract previously issued by Connecticut Mutual Life Insurance Company, you can exchange that contract for a Panorama Premier contract. We call this the CML Exchange Program. When you exchange an eligible Account A, Account B, or Account E contract for a Panorama Premier contract, we do not assess a contingent deferred sales charge on the amount that was in the original contract. However, if you make additional purchase payments they will be subject to a contingent deferred sales charge.

The exchange programs may not be available in all states. Check with your agent. We have the right to terminate these exchange programs at any time. If you want more information about the exchange programs, contact your agent or us at our Annuity Service Center (800) 366-8226.


                                                                     Expenses 21

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

o the part of your contract value that is earnings on the date of withdrawal; or

o 10% of purchase payments remaining in your contract on the withdrawal date reduced by any free withdrawal(s) you previously took during the current contract year.

We take withdrawals first from any investment earnings, and then from purchase payments. If you withdraw an amount which exceeds the free withdrawal amount, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds' advisors, distributors and/or affiliates for the administrative service that we provide.


22 Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month. Your annuity date cannot be earlier than 5 years after you buy the contract.

You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Option B with 10 years of payments guaranteed.

Annuity payments must begin by the earlier of:

(1) The annuitant's 90th birthday or the 90th birthday of the oldest joint annuitant;

(2) Your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint owner; or

(3)   The latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the Fixed Account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the Internal Revenue Service, no later than the required beginning date. If your contract is an IRA that date should be the year you reach age 70 1/2. For qualified plans, that date is the later of your retirement or when you reach age 70 1/2.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 5 things:

o     the value of your contract on the annuity date;

o     the deduction of premium taxes, if applicable,

o     the deduction of the annual contract maintenance charge, and

o     the annuity option you select, and

o the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

o     the value of your contract on the annuity date;

o     the deduction of premium taxes, if applicable,

o     the deduction of the annual contract maintenance charge,

o     the annuity option you select,

o the age and sex of the annuitant (and the age and sex of the joint annuitant, if any), and

o     an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.


                                                             The Income Phase 23

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A - Life Income. Under this option we make periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B - Life Income with Period Certain. We will make periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C - Joint and Last Survivor Payments. We will make periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D - Joint and 2/3 Survivor Annuity. We will make periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E - Period Certain. We will make periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. In most states, if you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the present value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

Annuity Option F - Special Income Settlement Agreement. We will pay you in accordance with terms agreed upon in writing by both you and us.


24 The Income Phase

Death Benefit

Death Of Contract Owner During The Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the owner of the contract at the then current contract value, which may be less than the death benefit. If joint owners die simultaneously, the death benefit will become payable.

Death Benefit Amount During The Accumulation Phase

Before the date you or the oldest joint owner reaches age 75, the death benefit during the accumulation phase will be the greater of:

(1)   your purchase payments, less any withdrawals and any applicable charges;
      or

(2) your contract value as of the business day we receive proof of death and election of the payment method; or

(3) your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

After you or the oldest joint owner reaches age 75, the death benefit during the accumulation period will be the greater of:

(1)   the purchase payments, less any withdrawals and any applicable charges; or

(2) your contract value as of the business day we receive proof of death and election of the payment method; or

(3) your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Death Benefit Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 - lump sum payment of the death benefit; or

Option 2 - the payment of the entire death benefit within 5 years of the date of death; or

Option 3 - payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.


                                                                Death Benefit 25

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Contract Owner During The Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant's death.


26 Death Benefit

Taxes

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible Individual Retirement Annuities (IRAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals - Non-Qualified Contracts

If you take a withdrawal from your contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)   paid on or after you reach age 59 1/2;

(2)   paid to your beneficiary after you die;

(3)   paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)   paid under an immediate annuity; or

(6)   which come from purchase payments made before August 14, 1982.


                                                                        Taxes 27

Withdrawals - Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities - IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

o     distributions made on or after you reach age 59 1/2;

o     distributions made after your death or disability (as defined in Code
      Section 72(m)(7);

o after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

o distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

o distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

o distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

o distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

o distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

o distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in
(b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.


28 Taxes

Other Information

Terminal Illness Benefit

In most states, you may elect a Terminal Illness Benefit. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. Prior to the date you or the joint owner reaches age 75, the Terminal Illness Benefit is the greater of:

(1)   your purchase payments, less any withdrawals and any applicable charges;
      or

(2)   your contract value; or

(3) your contract value on the most recent 3 year contract anniversary plus any subsequent purchase payments less any subsequent withdrawals and any applicable charges.

After you or the oldest joint owner reaches age 75, the Terminal Illness Benefit will be the greater of:

(1)   the purchase payments, less any withdrawals and any applicable

(2)   charges; or

(3)   your contract value; or

(4) your contract value on the most recent 3 year contract anniversary prior to you, or the oldest joint owner reaching age 75, plus any subsequent purchase payments less any subsequent withdrawals and any applicable charges.

We will not apply a contingent deferred sales charge with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual contact maintenance charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, January 23, 1996, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, contract maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.


                                                            Other Information 29

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then "annualize". This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the "effective yield" similarly, but when we annualize the amount, we assume the income earned is reinvested. Therefore, the effective yield is slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Year 2000

Like other businesses and governments around the world, we could be adversely affected if the computer systems used by us and those with which we do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue".

In 1996, our parent company, MassMutual, began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries, including us. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which we and MassMutual conduct business, to determine their year 2000 readiness.

MassMutual has allocated a portion of the costs related to the year 2000 issue to us. The costs are currently being expensed, and when measured against net gain from operations, are not material us.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts. MML Distributors and MMLISI are wholly owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contracts. Currently, we pay an amount up to 7% of purchase payments. As an alternative, we may pay a commission of 1.2% of contract values each contract year. We also may pay a commission that is a combination of purchase payments and contract value. These alternatives could exceed 7%.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers for selling the contracts.


30 Other Information

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. Please contact your representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

o     substitute another fund for one of the funds you selected and

o     add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commissions, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

o     trading on the New York Stock Exchange is restricted;

o an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

o during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are currently not involved in any legal proceedings that might adversely impact the contracts.


                                                            Other Information 31

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

      1.    Company
      2.    Custodian
      3.    Assignment of Contract
      4.    Distribution
      5.    Purchase of Securities Being Offered
      6.    Accumulation Units and Unit Value
      7.    Transfers During the Income Phase
      8.    Payment of Death Benefit
      9.    Annuity Payments
      10.   Federal Tax Matters
      11.   Performance Measures
      12.   Experts
      13.   Financial Statements


32 Other Information

To:   C.M. Life Insurance Company
      Annuity Products, H565
      P.O. Box 9067
      Springfield, Massachusetts
      01102-9067

Please send me a Statement of Additional Information for C.M. Life's Panorama Premier.

Name       ___________________________________________________

Address    ___________________________________________________

           ___________________________________________________

City       ___________________ State _________ Zip ___________

Telephone  ___________________________________________________

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account's audited financial statements. You should read this information in conjunction with the separate account's audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

                                                                                   Value at
                                                                                   Inception
Sub-Account                      Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1996          Date
---------------------------------------------------------------------------------------------
Money                              11.150105      10.741883      10.342534          10.00(a)
---------------------------------------------------------------------------------------------
Bond                               11.725305      11.133260      10.333908          10.00(a)
---------------------------------------------------------------------------------------------
LifeSpan Diversified Income        12.046624      11.648276      10.498529          10.00(a)
---------------------------------------------------------------------------------------------
Total Return                       13.876594      12.689528      10.831420          10.00(a)
---------------------------------------------------------------------------------------------
LifeSpan Balanced                  12.983356      12.401154      11.208195          10.00(a)
---------------------------------------------------------------------------------------------
LifeSpan Capital Appreciation      13.619392      12.970161      11.688219          10.00(a)
---------------------------------------------------------------------------------------------
Growth                             15.669692      14.655753      11.761149          10.00(a)
---------------------------------------------------------------------------------------------
International Equity               13.961844      11.858034      11.123558          10.00(a)
---------------------------------------------------------------------------------------------
Contrafund                         12.598281          NA             NA             10.00(b)
---------------------------------------------------------------------------------------------
Income & Growth                    12.423410          NA             NA             10.00(b)
---------------------------------------------------------------------------------------------
Mid-Cap Growth                     13.076410          NA             NA             10.00(b)
---------------------------------------------------------------------------------------------
Small Cap Value Equity             11.164329          NA             NA             10.00(b)


                                                                 Appendix A  A-1

Accumulation Units Outstanding

Sub-Account                           Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1996
-------------------------------------------------------------------------------------
Money(a)                                2,167,370        1,270,662          526,970
-------------------------------------------------------------------------------------
Bond(a)                                 1,610,177          577,928          245,238
-------------------------------------------------------------------------------------
LifeSpan Diversified Income(a)          1,386,641          750,520          250,228
-------------------------------------------------------------------------------------
Total Return(a)                         7,175,242        3,710,237        1,416,956
-------------------------------------------------------------------------------------
LifeSpan Balanced(a)                    2,863,916        1,882,142          990,137
-------------------------------------------------------------------------------------
LifeSpan Capital Appreciation(a)        2,583,238        1,988,330          910,038
-------------------------------------------------------------------------------------
Growth(a)                               7,066,702        3,900,882        1,258,381
-------------------------------------------------------------------------------------
International Equity(a)                 1,866,209        1,128,689          320,578
-------------------------------------------------------------------------------------
Contrafund (b)                            539,768           NA               NA
-------------------------------------------------------------------------------------
Income & Growth (b)                       695,584           NA               NA
-------------------------------------------------------------------------------------
Mid-Cap Growth (b)                        279,360           NA               NA
-------------------------------------------------------------------------------------
Small Cap Value Equity (b)                167,833           NA               NA


(a) Commencement of public offering was January 23, 1996.

(b) Commencement of public offering was September 1, 1998.

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF
                             ADDITIONAL INFORMATION

                                PANORAMA PREMIER

                          C.M. LIFE INSURANCE COMPANY
                                   (Depositor)

                              C.M. MULTI-ACCOUNT A
                                  (Registrant)

                      STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 1999, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call write to: C.M. Life Insurance Company, Panorama 1-800-366-8226 or Premier, Annuity Service Center, H565, P.O. Box 9067, Springfield, MA 01102-9067.

                               TABLE OF CONTENTS

Company ...................................................................    2

Custodian .................................................................    2

Assignment of Contract ....................................................    2

Distribution ..............................................................    3

Purchase of Securities Being Offered ......................................    3

Accumulation Units and Unit Value .........................................    3

Transfers During The Income Phase .........................................    4

Payment of Death Benefit ..................................................    4

Annuity Payments ..........................................................    5

Performance Measures ......................................................    5

Federal Tax Matters .......................................................   11

Experts ...................................................................   17

Financial Statements ................................................final pages

                                     COMPANY

C.M. Life Insurance Company (the "Company"), 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").


MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $67 billion, and estimated total assets under management of $176.8 billion as of December 31, 1998.


                                    CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by the Company as custodian of C.M. Multi-Account A ("the separate account").

                             ASSIGNMENT OF CONTRACT

The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at its Home Office. The Company assumes no responsibility for the validity of any assignment.

While the contracts are generally assignable, all non-tax qualified contracts must carry a non-transferability endorsement which precludes their assignment. For qualified contracts, the following exceptions and provisions should be noted:

      (1) No person entitled to receive annuity payments under a contract or part or all of the contract's value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant's lifetime and received in good order by the Company at its annuity service center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant's or any other person's debts, contracts or engagements, nor to any levy or attachment for payment thereof;

      (2) If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract's maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the accumulated value of the contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

      (3) Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

      (4) Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

                                  DISTRIBUTION

MML Distributors, LLC ("MML Distributors"), is the principal underwriter of the contracts. MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the contracts. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc. MML Distributors and MMLISI are indirect wholly-owned subsidiaries of MassMutual and affiliates of the Company.


Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for the Separate Account. Compensation paid to MMLISI was $98,000 in 1998 and $98,000 in 1997. No compensation was paid to MML Distributors in 1998 or 1997. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1998, 1997 and 1996, commission payments amounted to $5,096,421, $3,070,825 and $1,780,825 respectively.


MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. ("selling brokers"). Contracts are sold through agents who are licensed by state insurance officials to sell the Contracts. These agents are also registered representatives of selling brokers or of MMLISI.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington, and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio, and West Virginia.

The offering is on a continuous basis.

                      PURCHASE OF SECURITIES BEING OFFERED


The Company sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in prospectus. See the Contingent Deferred Sales Charge section of the prospectus for a discussion of instances when the Company will waive contingent deferred sales charges.


                        ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business ("business day") by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the mortality and expense risk charge and for the administrative charge.

The accumulation unit value may increase or decrease from business day to business day.

                        TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.


The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.


See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

                            PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1.    a certified death certificate;

2. a certified decree of a court of competent jurisdiction as to the finding of death; or

3.    any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1. to the primary beneficiary(ies) who survive the contract owner's and/or the annuitant's death, as applicable; or if there are none

2. to the contingent beneficiary(ies) who survive the contract owner's and/or the annuitant's death, as applicable; or if there are none

3.    to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

                                ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows;

      1. The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

      2. For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

      3. The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1. The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2. For each sub-account, the amount of each annuity payment equals the product of the annuitant's number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1. The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2. The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

                              PERFORMANCE MEASURES


The Company may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.



                    Standardized Average Annual Total Return



The Company will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual contract maintenance charge and all other fund, separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, the Company will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.



The following tables show the standardized average annual total return for the sub-accounts for the period ended December 31, 1998.



                                                    1 Year      Since Inception
                                                    ------      ---------------
Money Sub-Account                                    -3.32%          1.56%
Bond Sub-Account                                     -1.48           3.88
LifeSpan Diversified Income Sub-Account              -3.21           4.92
Total Return Sub-Account                              1.93           9.94
LifeSpan Balanced Sub-Account                        -2.13           7.65
LifeSpan Capital Appreciation Sub-Account            -1.89           9.44
Income & Growth Sub-Account                             --          17.15*
Growth Sub-Account                                   -0.44          14.70
Contrafund Sub-Account                                  --          18.90*
Small Cap Value Equity Sub-Account                      --           4.60*
Mid-Cap Growth Sub-Account                              --          23.71*
International Equity Sub-Account                     10.44          10.36



* This return is an aggregate total return for the It reflects the change in unit period 9/1/98 to 12/31/98. value and a deduction for the contingent deferred sales charge.



                            Non-Standard Total Returns



The Company will also show total returns based on historical performance of the sub-accounts and underlying funds. The Company may assume the contracts were in existence prior to January 23, 1996, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, contract maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.


Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.


The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to January 23, 1996 (which they were not). Beginning January 23, 1996 (inception date), actual accumulation unit values are used for the calculations. Beginning September 1, 1998, actual accumulation unit values are used to determine the returns for the Income & Growth Sub-Account, the Contrafund Sub-Account, the Small Cap Value Equity Sub-Account and the Mid-Cap Growth Sub-Account.

                          Average Annual Total Returns
                          For Periods Ending 12/31/98


                                                                                                            Since
Portfolio (Inception)                                1 Year       3 Years       5 Years      10 Years     Inception
---------------------                                ------       -------       -------      --------     ---------

Oppenheimer Money (4/3/85)* ...................       3.80%         3.84%         3.65%         4.14%        4.41%
Oppenheimer Bond (4/3/85) .....................       5.32%         5.44%         5.52%         7.69%        8.01%
Panorama LifeSpan Diversified Income (9/1/95)..       3.42%         6.49%           NA            NA         7.50%
Panorama Total Return (9/30/82) ...............       9.35%        11.55%        10.62%        12.14%       12.08%
Panorama LifeSpan Balanced (9/1/95) ...........       4.69%         8.96%           NA            NA         9.84%
Panorama LifeSpan Cap. Appreciation (9/1/95)...       5.01%        10.52%           NA            NA        11.53%
American Century VP Income & Growth (10/30/97).      25.10%           NA            NA            NA        28.87%
Panorama Growth (1/21/82) .....................       6.92%        16.09%        15.85%        16.38%       16.09%
Fidelity's VIP Fund II Contrafund (1/3/95) ....      28.17%        23.32%           NA            NA        26.83%
MML Small Cap Value Equity (6/1/98) ...........         NA            NA            NA            NA       -13.66%
T. Rowe Price Mid-Cap Growth (12/31/96) .......      20.38%           NA            NA            NA        18.76%
Panorama International Equity (5/1/92) ........      17.74%        11.89%         8.77%           NA         8.67%



* Although the Oppenheimer Money Fund/VA commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.


Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.


The Company may also show yield and effective yield for the Money Sub-Account over a seven-day period, which we then "annualize". This means that when the Company calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. The Company shows this as a percentage of the investment. The Company calculates the "effective yield" similarly but when it annualizes the amount, the Company assumes the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.


These figures reflect a deduction for all fund, separate account and contract level charges assuming the contract remains inforce. The figures do not reflect the contingent deferred sales charge or premium tax deductions (if any), which if included would reduce the percentages reported.


The 7-Day Yield and Effective Yield for the Money Sub-Account for the period ended December 31, 1998 are as follows:



                                                   After Deduction of
         Before Deduction of                     Annual Maintenance Charge
     Annual Maintenance Charge             (Annual Maintenance Charge is 0.086%)

7-Day Yield ..................... 1.35%     7-Yield ..................... 1.26%
7-Day Effective Yield ........... 1.36%     7-Day Effective Yield ....... 1.27%

PANORAMA PREMIER HYPOTHETICAL PROJECTIONS


                    PANORAMA GROWTH
                    ---------------
                    $10,000    purchase payment made December 31, 1988


                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
12/31/88                      $10,000     $10,000
12/31/89                                  $13,362          33.62%
12/31/90                                  $12,105          -9.41%
12/31/91                                  $16,387          35.37%
12/31/92                                  $18,108          10.51%
12/31/93                                  $21,632          19.46%
12/31/94                                  $21,235          -1.83%
12/31/95                                  $28,780          35.53%
12/31/96                                  $33,765          17.32%
12/31/97                                  $42,045          24.52%
12/31/98                                  $44,923           6.85%


                    PANORAMA TOTAL RETURN
                    ---------------------
                    $10,000    purchase payment made December 31, 1988


                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
12/31/88                      $10,000     $10,000
12/31/89                                  $12,098           20.98%
12/31/90                                  $11,959           -1.15%
12/31/91                                  $15,158           26.75%
12/31/92                                  $16,414            8.29%
12/31/93                                  $18,791           14.48%
12/31/94                                  $18,232           -2.97%
12/31/95                                  $22,362           22.65%
12/31/96                                  $24,198            8.21%
12/31/97                                  $28,319           17.03%
12/31/98                                  $30,939            9.25%

                    OPPENHEIMER BOND
                    ----------------
                    $10,000    purchase payment made December 31, 1988

                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
12/31/88                      $10,000     $10,000
12/31/89                                  $11,122           11.22%
12/31/90                                  $11,780            5.92%
12/31/91                                  $13,612           15.55%
12/31/92                                  $14,252            4.70%
12/31/93                                  $15,857           11.26%
12/31/94                                  $15,304           -3.49%
12/31/95                                  $17,627           15.18%
12/31/96                                  $18,183            3.16%
12/31/97                                  $19,560            7.57%
12/31/98                                  $20,570            5.16%

           OPPENHEIMER MONEY
           -----------------
           $10,000      purchase payment made December 31, 1988

                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
12/31/88                      $10,000      $10,000
12/31/89                                   $10,753         7.53%
12/31/90                                   $11,426         6.27%
12/31/91                                   $11,934         4.44%
12/31/92                                   $12,199         2.22%
12/31/93                                   $12,383         1.52%
12/31/94                                   $12,670         2.31%
12/31/95                                   $13,171         3.95%
12/31/96                                   $13,648         3.62%
12/31/97                                   $14,145         3.64%
12/31/98                                   $14,653         3.59%


           PANORAMA INTERNATIONAL EQUITY
           -----------------------------
           $10,000      purchase payment made since inception (May 13, 1992)


                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
 5/13/92                      $10,000      $10,000
12/31/92                                   $ 9,492         -5.08%
12/31/93                                   $11,379         19.88%
12/31/94                                   $11,311         -0.61%
12/31/95                                   $12,302          8.77%
12/31/96                                   $13,699         11.35%
12/31/97                                   $14,573          6.38%
12/31/98                                   $17,128         17.53%


           PANORAMA LIFESPAN CAPITAL APPRECIATION
           --------------------------------------
           $10,000      purchase payment made since inception (Sept. 1, 1995)


                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
9/1/95                        $10,000      $10,000
12/31/95                                   $10,659          6.59%
12/31/96                                   $12,319         15.58%
12/31/97                                   $13,641         10.73%
12/31/98                                   $14,290          4.76%


           PANORAMA LIFESPAN BALANCED
           --------------------------
           $10,000      purchase payment made since inception (Sept. 1, 1995)


                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
9/1/95                        $10,000      $10,000
12/31/95                                   $10,571          5.71%
12/31/96                                   $11,774         11.39%
12/31/97                                   $12,998         10.39%
12/31/98                                   $13,576          4.44%

           PANORAMA LIFESPAN DIVERSIFIED INCOME
           ------------------------------------
           $10,000      purchase payment made since inception (Sept. 1, 1995)


                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
9/1/95                        $10,000     $10,000
12/31/95                                  $10,540           5.40%
12/31/96                                  $11,060           4.94%
12/31/97                                  $12,241          10.67%
12/31/98                                  $12,629           3.17%

           FIDELITY VIP II CONTRAFUND
           --------------------------
           $10,000      purchase payment made since inception (Jan. 3, 1995)

                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
1/3/95                        $10,000     $10,000
12/31/95                                  $13,781          37.81%
12/31/96                                  $16,435          19.26%
12/31/97                                  $20,084          22.20%
12/31/98                                  $25,704          27.98%

           T. ROWE PRICE MID-CAP GROWTH
           ----------------------------
           $10,000      purchase payment made since inception (Dec. 31,1996)

                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
12/31/96                      $10,000     $10,000
12/31/97                                  $11,685          16.85%
12/31/98                                  $14,037          20.13%

           AMERICAN CENTURY VP INCOME & GROWTH
           -----------------------------------
           $10,000      purchase payment made since inception (Oct. 30, 1997)

                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
10/30/97                      $10,000     $10,000
12/31/97                                  $10,754           7.54%
12/31/98                                  $13,421          24.79%

           MML SMALL CAP VALUE EQUITY
           --------------------------
           $10,000      purchase payment made since inception (June 1, 1998)

                                                       Non-Standardized
                                                       ----------------
                                         Accumulated    Calendar Year
Date                          Payment      Value        Total Return
------------------------------------------------------------------------
6/1/98                        $10,000     $10,000
12/31/98                                   $8,568          -14.32%

The performance figures discussed above reflect historical results of the funds and are not intended to indicate or to predict future performance.

                               FEDERAL TAX MATTERS

General

Note: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of
Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification


Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, the Company reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan made after December 31, 1998. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by the Company in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a. H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals Qualified Contracts" below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b. Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c. Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth
IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the Owner. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457 Deferred Compensation ("Section 457") Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee's includible compensation, up to $8,000 (in 1998). Includible compensation means earnings for services rendered to the employer which are includible in the employee's gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up deferrals are permitted during the last three (3) years before an employee attains normal retirement age. The contract purchased is issued to the employer, and the employee has no rights or vested interest in the contract. All contract value must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a section 457 plan can only be made to another section 457 plan in certain limited cases.

Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.


                                     EXPERTS



We have included the financial statements of C.M. Life and C.M. Multi-Account A Panorama Premier in this Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.



PricewaterhouseCoopers LLP's report on the statutory financial statements of C.M. Life includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.



PricewaterhouseCoopers LLP is located in Springfield, Massachusetts 01101.

Report Of Independent Accountants

To the Contract Owners of the Panorama Premier Segment of C.M. Multi-Account A and The Board of Directors of C.M. Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts of the C.M Multi-Account A - Panorama Premier (hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the investment companies, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

C.M. Multi-Account A - Panorama Premier

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS
Investments, at Market (Notes 3A and 3B):
 Total Return Sub-Account
  52,217,130 shares (Cost $96,793,165)                              $ 99,734,719
 Growth Sub-Account
  33,927,033 shares (Cost $108,466,480)                              110,941,397
 International Equity Sub-Account
  16,566,115 shares (Cost $23,143,940)                                26,008,800
 LifeSpan Diversified Income Sub-Account
  14,294,040 shares (Cost $16,300,397)                                16,724,027
 LifeSpan Balanced Sub-Account
  29,120,260 shares (Cost $35,545,986)                                37,273,933
 LifeSpan Capital Appreciation Sub-Account
  25,925,182 shares (Cost $33,206,867)                                35,258,248
 Money Sub-Account
  24,399,098 shares (Cost $24,399,098)                                24,399,098
 Bond Sub-Account
  1,550,945 shares (Cost $18,585,666)                                 19,107,645
 Income & Growth Sub-Account
  1,268,868 shares (Cost $7,935,796)                                   8,602,927
 Mid-Cap Growth Sub-Account
  249,102 shares (Cost $3,138,790)                                     3,554,686
 Contrafund Sub-Account
  277,239 shares (Cost $5,855,539)                                     6,775,714
 Small Cap Value Equity Sub-Account
  208,534 shares (Cost $1,671,045)                                     1,770,757
                                                                    ------------
   Total investments                                                 390,151,951

Dividends receivable                                                      53,832
                                                                    ------------
  Total assets                                                       390,205,783

Payable to C.M. Life Insurance Company                                   764,723
                                                                    ------------
NET ASSETS                                                          $389,441,060
                                                                    ============

Net assets:                                         Units          Unit Value     Net Assets
                                                    -----          ----------     ----------

Total Return Sub-Account                          7,175,242         13.876594  $  99,567,920
Growth Sub-Account                                7,066,702         15.669692    110,733,044
International Equity Sub-Account                  1,866,209         13.961844     26,055,719
LifeSpan Diversified Income Sub-Account           1,386,641         12.046624     16,704,343
LifeSpan Balanced Sub-Account                     2,863,916         12.983356     37,183,241
LifeSpan Capital Appreciation Sub-Account         2,583,238         13.619392     35,182,131
Money Sub-Account                                 2,167,370         11.150105     24,166,403
Bond Sub-Account                                  1,610,177         11.725305     18,879,816
Income & Growth Sub-Account                         695,584         12.423410      8,641,525
Mid-Cap Growth Sub-Account                          279,360         13.076410      3,653,026
Contrafund Sub-Account                              539,768         12.598281      6,800,149
Small Cap Value Equity Sub-Account                  167,833         11.164329      1,873,743
                                                                               -------------
                                                                               $ 389,441,060
                                                                               =============


                       See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier

STATEMENT OF OPERATIONS

For The Year Ended December 31, 1998

                                                                                                    LifeSpan
                                                 Total                           International     Diversified        LifeSpan
                                                Return            Growth            Equity           Income           Balanced
                                              Sub-Account       Sub-Account       Sub-Account      Sub-Account      Sub-Account
                                              -----------       -----------       -----------      -----------      -----------
Investment income
Dividends (Note 3B)                           $ 8,323,214       $ 9,388,799       $   551,348      $   523,171      $ 1,623,455

Expenses
Mortality and expense risk fees (Note 4)        1,021,400         1,187,149           273,208          171,390          418,920
                                              -----------       -----------       -----------      -----------      -----------

Net investment income (loss)
 (Note 3C)                                      7,301,814         8,201,650           278,140          351,781        1,204,535
                                              -----------       -----------       -----------      -----------      -----------

Net realized and unrealized
gain (loss) on investments
Net realized gain on investments
 (Notes 3B, 3C and 6)                              36,361           401,355           182,759           59,213          394,129
Change in net unrealized
  appreciation of investments                    (144,723)       (3,290,478)        2,451,770          107,160          (56,808)
                                              -----------       -----------       -----------      -----------      -----------

Net gain (loss) on investments                   (108,362)       (2,889,123)        2,634,529          166,373          337,321
                                              -----------       -----------       -----------      -----------      -----------


Net increase in net assets
 resulting from operations                    $ 7,193,452       $ 5,312,527       $ 2,912,669      $   518,154      $ 1,541,856
                                              ===========       ===========       ===========      ===========      ===========

                                           LifeSpan
                                            Capital                               *Income      *Mid-Cap                  *Small Cap
                                         Appreciation     Money        Bond       & Growth      Growth    *Contrafund   Value Equity
                                          Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Investment income
Dividends (Note 3B)                       $1,614,874   $  912,425   $  231,139   $   31,394   $   41,543   $       --    $    6,350

Expenses
Mortality and expense risk fees (Note 4)     426,834      243,503      154,021       13,268        5,788       12,607         3,221
                                          ----------   ----------   ----------   ----------   ----------   ----------    ----------

Net investment income (loss)
(Note 3C)                                  1,188,040      668,922       77,118       18,126       35,755      (12,607)        3,129
                                          ----------   ----------   ----------   ----------   ----------   ----------    ----------

Net realized and unrealized
gain (loss) on investments
Net realized gain on investments
 (Notes 3B, 3C and 6)                        376,686           --       60,373        2,991        6,745       10,510         3,620

Change in net unrealized
 appreciation of investments                  54,177           --      318,002      667,131      415,896      920,175        99,712
                                          ----------   ----------   ----------   ----------   ----------   ----------    ----------
Net gain (loss) on investments               430,863           --      378,375      670,122      422,641      930,685       103,332
                                          ----------   ----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets
 resulting from operations                $1,618,903   $  668,922   $  455,493   $  688,248   $  458,396   $  918,078    $  106,461
                                          ==========   ==========   ==========   ==========   ==========   ==========    ==========


                       See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1998

                                                                                                   LifeSpan
                                                Total                          International      Diversified         LifeSpan
                                               Return           Growth            Equity            Income            Balanced
                                             Sub-Account      Sub-Account       Sub-Account       Sub-Account        Sub-Account
                                             -----------      -----------       -----------       -----------        -----------
Increase in net assets
Operations:
 Net investment income (loss)              $   7,301,814     $   8,201,650     $     278,140     $     351,781     $   1,204,535
 Net realized gain on investments                 36,361           401,355           182,759            59,213           394,129
 Change in net unrealized
  appreciation of investments                   (144,723)       (3,290,478)        2,451,770           107,160           (56,808)
                                           -------------     -------------     -------------     -------------     -------------

Net increase in net assets
 resulting from operations                     7,193,452         5,312,527         2,912,669           518,154         1,541,856
                                           -------------     -------------     -------------     -------------     -------------

Capital transactions:
 Net contract payments                        21,793,430        22,769,817         4,334,610         3,522,525         6,769,672
 Withdrawal of funds                          (2,648,109)       (3,241,984)         (878,429)         (446,509)       (1,206,327)
 Transfer due to death benefits                 (865,237)         (400,899)          (85,813)          (51,169)         (364,577)
 Transfer due to reimbursement (payment)
  of accumulation unit value fluctuation          16,194           (18,074)           10,279          (123,844)          (16,610)
  Transfers between Sub-Accounts
  and the Fixed Account                       25,728,082        29,141,299         6,378,366         4,542,924         7,118,499
                                           -------------     -------------     -------------     -------------     -------------

Net increase in net assets resulting
 from capital transactions                    44,024,360        48,250,159         9,759,013         7,443,927        12,300,657
                                           -------------     -------------     -------------     -------------     -------------
Total increase                                51,217,812        53,562,686        12,671,682         7,962,081        13,842,513

NET ASSETS, at beginning of the year          48,350,108        57,170,358        13,384,037         8,742,262        23,340,728
                                           -------------     -------------     -------------     -------------     -------------

NET ASSETS, at end of the year             $  99,567,920     $ 110,733,044     $  26,055,719     $  16,704,343     $  37,183,241
                                           =============     =============     =============     =============     =============

                                          LifeSpan
                                           Capital                                    *Income        *Mid-Cap
                                         Appreciation      Money          Bond        & Growth        Growth       *Contrafund
                                         Sub-Account    Sub-Account    Sub-Account   Sub-Account    Sub-Account    Sub-Account
                                         -----------    -----------    -----------   -----------    -----------    -----------
Increase in net assets
Operations:
 Net investment income (loss)            $  1,188,040   $    668,922   $     77,118   $    18,126   $    35,755   $   (12,607)
 Net realized gain on investments             376,686             --         60,373         2,991         6,745        10,510
 Change in net unrealized
  appreciation of investments                  54,177             --        318,002       667,131       415,896       920,175
                                         ------------   ------------   ------------   -----------   -----------   -----------

Net increase in net assets
 resulting from operations                  1,618,903        668,922        455,493       688,248       458,396       918,078
                                         ------------   ------------   ------------   -----------   -----------   -----------

Capital transactions:
 Net contract payments                      5,192,360     98,994,193      5,448,973     2,937,905       713,287     2,053,632
 Withdrawal of funds                       (1,033,454)      (840,877)      (477,703)      (52,547)      (37,911)      (39,745)
 Transfer due to death benefits              (184,615)       (12,610)       (22,097)           --            --            --
 Transfer due to reimbursement (payment)
  of accumulation unit value fluctuation     (122,490)       (34,544)        97,077        29,423        21,274        15,760
 Transfers between Sub-Accounts
  and the Fixed Account                     3,922,470    (88,257,988)     6,943,847     5,038,496     2,497,980     3,852,424
                                         ------------   ------------   ------------   -----------   -----------   -----------

Net increase in net assets resulting
 from capital transactions                  7,774,271      9,848,174     11,990,097     7,953,277     3,194,630     5,882,071
                                         ------------   ------------   ------------   -----------   -----------   -----------

Total increase                              9,393,174     10,517,096     12,445,590     8,641,525     3,653,026     6,800,149

NET ASSETS, at beginning of the year       25,788,957     13,649,307      6,434,226            --            --            --
                                         ------------   ------------   ------------   -----------   -----------   -----------

NET ASSETS, at end of the year           $ 35,182,131   $ 24,166,403   $ 18,879,816   $ 8,641,525   $ 3,653,026   $ 6,800,149
                                         ============   ============   ============   ===========   ===========   ===========











                                          *Small Cap
                                          Value Equity
                                          Sub-Account
                                          -----------
Increase in net assets
Operations:
 Net investment income (loss)            $     3,129
 Net realized gain on investments              3,620
 Change in net unrealized
  appreciation of investments                 99,712
                                         -----------

Net increase in net assets
 resulting from operations                   106,461
                                         -----------

Capital transactions:
 Net contract payments                       734,308
 Withdrawal of funds                         (18,997)
 Transfer due to death benefits                   --
 Transfer due to reimbursement (payment)
  of accumulation unit value fluctuation       3,507
 Transfers between Sub-Accounts
  and the Fixed Account                    1,048,464
                                         -----------

Net increase in net assets resulting
 from capital transactions                 1,767,282
                                         -----------

Total increase                             1,873,743

NET ASSETS, at beginning of the year              --
                                         -----------

NET ASSETS, at end of the year           $ 1,873,743
                                         ===========

*For the Period September 1, 1998 (Commencement of Operations) Through December 31, 1998.


                       See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1997

                                                                                                   LifeSpan
                                             Total                              International     Diversified          LifeSpan
                                             Return             Growth             Equity           Income             Balanced
                                           Sub-Account        Sub-Account        Sub-Account      Sub-Account         Sub-Account
                                           -----------        -----------        -----------      -----------         -----------
Increase (decrease) in net assets
Operations:
 Net investment income                    $  1,844,974       $  1,231,950       $     16,275       $    75,256       $    204,764
 Net realized gain on investments              125,668            350,940             97,075           141,119            116,847
Change in net unrealized
 appreciation of investments                 2,289,961          4,650,165            270,130           211,187          1,367,082
                                          ------------       ------------       ------------       -----------       ------------

Net increase in net assets
 resulting from operations                   4,260,603          6,233,055            383,480           427,562          1,688,693
                                          ------------       ------------       ------------       -----------       ------------

Capital transactions:
 Net contract payments                      10,966,415         14,781,455          3,579,300         2,860,309          5,876,887
 Withdrawal of funds                          (827,884)          (878,869)          (205,373)          (79,222)          (972,925)
 Transfer due to death benefits               (328,830)          (189,084)            (7,481)                             (23,806)
 Transfers between Sub-Accounts
  and the Fixed Account                     18,932,159         22,423,795          6,068,143         2,906,587          5,674,230
                                          ------------       ------------       ------------       -----------       ------------

Net increase in net assets resulting
 from capital transactions                  28,741,860         36,137,297          9,434,589         5,687,674         10,554,386
                                          ------------       ------------       ------------       -----------       ------------
Total increase                              33,002,463         42,370,352          9,818,069         6,115,236         12,243,079

NET ASSETS, at beginning of the year        15,347,645         14,800,006          3,565,968         2,627,026         11,097,649
                                          ------------       ------------       ------------       -----------       ------------

NET ASSETS, at end of the year            $ 48,350,108       $ 57,170,358       $ 13,384,037       $ 8,742,262       $ 23,340,728
                                          ============       ============       ============       ===========       ============
                                            LifeSpan
                                            Capital
                                          Appreciation          Money              Bond
                                           Sub-Account        Sub-Account       Sub-Account
                                          ------------       ------------       -----------
Increase (decrease) in net assets
Operations:
 Net investment income                    $    199,057       $    385,621       $   208,767
 Net realized gain on investments               83,111                 --            14,428
Change in net unrealized
 appreciation of investments                 1,627,933                 --           184,181
                                          ------------       ------------       -----------

Net increase in net assets
 resulting from operations                   1,910,101            385,621           407,376
                                          ------------       ------------       -----------

Capital transactions:
 Net contract payments                       6,942,332         64,204,637         2,384,346
 Withdrawal of funds                          (332,973)          (191,954)         (171,016)
 Transfer due to death benefits                (38,628)           (61,386)               --
 Transfers between Sub-Accounts
  and the Fixed Account                      6,671,402        (56,137,816)        1,279,253
                                          ------------       ------------       -----------

Net increase in net assets resulting
 from capital transactions                  13,242,133          7,813,481         3,492,583
                                          ------------       ------------       -----------
Total increase                              15,152,234          8,199,102         3,899,959

NET ASSETS, at beginning of the year        10,636,723          5,450,205         2,534,267
                                          ------------       ------------       -----------

NET ASSETS, at end of the year            $ 25,788,957       $ 13,649,307       $ 6,434,226
                                          ============       ============       ===========

C.M. Multi-Account A - Panorama Premier

Notes To Financial Statements

1. HISTORY

      C.M. Multi-Account A (the "Separate Account") was established as a separate investment account of C.M. Life Insurance Company ("C.M. Life"). C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

      C.M. Life maintains two segments within the Separate Account. The segments are Panorama Premier and OFFITBANK. These notes and the financial statements presented herein describe and consist only of the Panorama Premier segment (the "Segment") The Segment is used exclusively for C.M. Life's Individual Deferred Variable Annuity Contracts with Flexible Purchase Payments (the "Contracts") known as Panorama Premier.

      The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940.

2. INVESTMENT OF SEGMENT'S ASSETS

      The Segment maintains twelve Sub-Accounts. Each Sub-Account invests in corresponding shares of either the: MML Series Investment Fund ("MML Trust"), Panorama Series Fund, Inc. ("Panorama Fund"), Oppenheimer Variable Account Funds ("Oppenheimer Trust"), American Century Variable Portfolios, Inc. ("American Century"), T. Rowe Price Equity Series, Inc. ("T. Rowe Price Equity Series") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II").

      The MML Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940. One of six of its separate series is available to the Segment's contractowners: MML Small Cap Value Equity Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company, Inc., a controlled subsidiary of MassMutual, serves as the investment Sub-Adviser to the MML Small Cap Value Equity Fund.

      The Panorama Fund is an open-end, diversified, management investment company registered under the Investment Company Act of 1940 with six of its portfolios currently available to the Segment's contractowners:
      Panorama Total Return Portfolio, Panorama Growth Portfolio, Panorama International Equity Portfolio, Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio. OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as the investment adviser to the Panorama Fund. OFI has engaged three Sub-Advisers to assist in the selection of portfolio investments for the Panorama International Equity Portfolio, Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and the Panorama LifeSpan Capital Appreciation Portfolio. Babson-Stewart Ivory International serves as the investment Sub-Adviser to the Panorama International Equity Portfolio and the international stock components of the Panorama Life-Span Balanced Portfolio and the Panorama LifeSpan Capital Appreciation Portfolio. BEA Associates serves as the investment Sub-Adviser to the high yield bond components of the three LifeSpan Portfolios. Pilgrim, Baxter & Associates serves as the investment Sub-Adviser to the small cap components of the Panorama LifeSpan Balanced Portfolio and the Panorama LifeSpan Capital Appreciation Portfolio.

      Oppenheimer Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940 with two of its Funds currently available to the Segment's contractowners: Oppenheimer Money Fund and Oppenheimer Bond Fund. OFI serves as investment manager to the Oppenheimer Trust.

      American Century Variable Portfolios, Inc., is an open-end, diversified, management investment company with one of its Portfolios currently available to the Segment's contractowners: American Century VP Income & Growth. American Century Investment Management, Inc. is the investment manager to the American Century VP Income & Growth Portfolio.

      T. Rowe Price Equity Series is an open-end, diversified, investment company with one of its series of shares currently available to the Segment's contractowners: the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment manager to the T. Rowe Price Mid-Cap Growth Portfolio.

      Fidelity VIP II is an open-end, diversified, investment company registered under the Investment Company Act of 1940 with one of its Portfolios available to the Segment's contractowners: the VIP II Contrafund Portfolio. Fidelity Management & Research Company ("FMR") is the investment manager to the VIP II Contrafund Portfolio. Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., serve as the investment Sub-Adviser to the VIP II Contrafund Portfolio.

      In addition to the twelve Sub-Accounts, contractowners may also allocate funds to either of two Fixed Accounts: the Fixed Account and the Fixed Account for Dollar Cost Averaging ("DCA Fixed Account") , which is part of C.M. Life's General Account. Because of exemptive and exclusionary provision, interests in the two Fixed Accounts, are not registered under the Securities Act of 1933. Also, the Fixed Accounts are not registered as an investment company under the Investment Company Act of 1940.

3. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed consistently by the Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

      A. Investment Valuation

      Investments in the MML Trust, Panorama Fund, Oppenheimer Trust, American Century, T. Rowe Price Equity Series and Fidelity VIP II are each stated at market value which is the net asset value per share of each of the respective underlying portfolios.

      B. Accounting for Investments

      Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

      C. Federal Income Taxes

      Operations of the Segment form a part of the total operations of C.M. Life, and the Segment is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Segment's investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Segment.

      D. Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. CHARGES

      There are no deductions for sales charges made from purchase payments. However, if a withdrawal is made, a contingent deferred sales charge may be assessed by C.M. Life. Any premium taxes relating to the Contracts may be deducted from the purchase payments or contract value when annuity payments or withdrawals are made. Premium taxes generally range from 0% to 3.5%.

      There is also an annual contract maintenance charge of $30 per Contract, imposed each year for the expenses incurred by C.M. Life for the establishment and maintenance of the Contract and related administrative expenses.

      For assuming mortality and expense risks, C.M. Life deducts a charge equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account's assets. C.M. Life also deducts an administrative charge equal, on an annual basis, to .15% of the average daily net assets of the Separate Account. These charges cover expenses in connection with the administration of the Separate Account and the contracts.

5. DISTRIBUTION AGREEMENTS

      MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and C.M. Multi-Account A. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

      MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and C.M. Multi-Account A. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

      Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6. PURCHASES AND SALES OF INVESTMENTS

                                                                                         LifeSpan                         LifeSpan
                                       Total                          International     Diversified      LifeSpan         Capital
For The Year Ended                     Return           Growth           Equity           Income         Balanced       Appreciation
December 31, 1998                    Sub-Account      Sub-Account      Sub-Account      Sub-Account     Sub-Account      Sub-Account
-----------------                    -----------      -----------      -----------      -----------     -----------      -----------
Cost of purchases                    $54,459,181      $60,405,276      $11,350,859      $9,023,497      $16,815,713      $12,086,077
Proceeds from sales                  $ 2,970,389      $ 3,752,551      $ 1,363,260      $1,208,717      $ 3,220,385      $ 3,048,832

                                                                          *Income         *Mid-Cap                       *Small Cap
For The Year Ended                         Money            Bond         and Growth        Growth       *Contrafund     Value Equity
December 31, 1998 (Cont)                Sub-Account      Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
------------------------                -----------      -----------     -----------     -----------     -----------     -----------
Cost of purchases                       $46,956,108      $13,607,885      $7,954,964      $3,182,388      $5,991,308      $1,729,320
Proceeds from sales                     $36,176,998      $ 1,313,345      $   22,159      $   50,343      $  146,279      $   61,895

*For the Period September 1, 1998 (Commencement of Operations) Through December 31, 1998.

7. NET INCREASE IN ACCUMULATION UNITS

                                                                                                        LifeSpan
                                                        Total                        International     Diversified        LifeSpan
For The Year Ended                                     Return           Growth           Equity          Income           Balanced
December 31, 1998                                    Sub-Account      Sub-Account     Sub-Account      Sub-Account       Sub-Account
-----------------                                    -----------      -----------     -----------      -----------       -----------
Units purchased                                       2,122,244        1,852,347          380,343          324,232          665,608
Units withdrawn                                        (270,203)        (242,055)         (72,106)         (41,945)        (123,390)
Units transferred between divisions                   1,512,964        1,555,528          429,283          353,834          439,556
                                                      ---------        ---------        ---------        ---------        ---------
Net increase                                          3,365,005        3,165,820          737,520          636,121          981,774

Units, at beginning of the year                       3,810,237        3,900,882        1,128,689          750,520        1,882,142
                                                      ---------        ---------        ---------        ---------        ---------

Units, at end of the year                             7,175,242        7,066,702        1,866,209        1,386,641        2,863,916
                                                      =========        =========        =========        =========        =========

                                       LifeSpan
                                        Capital                                   *Income      *Mid-Cap                 *Small Cap
For The Year Ended                   Appreciation     Money          Bond        & Growth        Growth   *Contrafund   Value Equity
December 31, 1998                     Sub-Account  Sub-Account   Sub-Account    Sub-Account   Sub-Account  Sub-Account  Sub-Account
-----------------                     -----------  -----------   -----------    -----------   -----------  -----------  -----------
Units purchased                          423,483     9,117,233       529,224       273,063        77,157     211,536      77,722
Units withdrawn                          (91,183)      (77,639)      (43,392)       (4,397)       (3,161)     (3,313)     (1,771)
Units transferred between divisions      262,608    (8,142,886)      546,417       426,918       205,364     331,545      91,882
                                       ---------     ---------     ---------       -------       -------     -------     -------
Net increase                             594,908       896,708     1,032,249       695,584       279,360     539,768     167,833

Units, at beginning of the year        1,988,330     1,270,662       577,928            --            --          --          --
                                       ---------     ---------     ---------       -------       -------     -------     -------

Units, at end of the year              2,583,238     2,167,370     1,610,177       695,584       279,360     539,768     167,833
                                       =========     =========     =========       =======       =======     =======     =======

*For the Period September 1, 1998 (Commencement of Operations) Through December 31,1998.

                                                                                            LifeSpan
                                            Total                         International    Diversified       LifeSpan
For The Year Ended                         Return           Growth           Equity          Income          Balanced
December 31, 1997                        Sub-Account      Sub-Account      Sub-Account     Sub-Account     Sub-Account
-----------------                        -----------      -----------      -----------     -----------     -----------
Units purchased                           1,063,300        1,366,404          341,080        265,750          522,891
Units withdrawn                            (101,623)         (69,651)         (15,761)       (15,814)         (82,919)
Units transferred between divisions       1,431,604        1,345,748          482,792        250,356          452,033
                                         ----------       ----------       ----------       --------       ----------
Net increase                              2,393,281        2,642,501          808,111        500,292          892,005

Units, at beginning of the year           1,416,956        1,258,381          320,578        250,228          990,137
                                         ----------       ----------       ----------       --------       ----------
Units, at end of the year                 3,810,237        3,900,882        1,128,689        750,520        1,882,142
                                         ==========       ==========       ==========       ========       ==========

                                          LifeSpan
                                          Capital
For The Year Ended                      Appreciation         Money           Bond
December 31, 1997                       Sub-Account       Sub-Account     Sub-Account
-----------------                       -----------       -----------     -----------
Units purchased                             600,696        6,328,326        218,259
Units withdrawn                             (35,654)         (23,668)        (7,069)
Units transferred between divisions         513,250       (5,560,966)       121,500
                                         ----------       ----------       --------

Net increase                              1,078,292          743,692        332,690

Units, at beginning of the year             910,038          526,970        245,238
                                         ----------       ----------       --------

Units, at end of the year                 1,988,330        1,270,662        577,928
                                         ==========       ==========       ========

Report Of Independent Accountants

To the Board of Directors and Policyholders of C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in shareholder's equity, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of C.M. Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of C.M. Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                   December 31,

                                                     1998          1997
                                                     ----          ----
                                                        (In Millions)
Assets:
Bonds                                             $  683.0       $  664.5
Mortgage loans                                       126.3          101.6
Other investments                                     76.3           63.6
Policy loans                                         150.4          142.5
Cash and short-term investments                      105.7           88.4
                                                  --------       --------
                                                   1,141.7        1,060.6
Investment and insurance amounts
  receivable                                          33.9           30.1
Federal income tax receivable                          2.1           --
Transfer due from separate accounts                   34.3           32.0
                                                  --------       --------
                                                   1,212.0        1,122.7
Separate account assets                            1,318.9        1,096.5
                                                  --------       --------
                                                  $2,530.9       $2,219.2
                                                  ========       ========






                 See notes to statutory financial statements.

C.M. Life Insurance Company

                                                         December 31,

                                                          1998         1997
                                                          ----         ----
                                            ($ In Millions Except for Par Value)
Liabilities:
Policyholders' reserves and funds                     $  996.3     $  951.0
Policyholders' claims and other benefits                   3.8          4.5
Payable to parent                                         28.8         13.6
Federal income taxes                                      --            6.1
Asset valuation and other investment reserves             23.9         26.6
Other liabilities                                         18.2          7.7
                                                      --------     --------
                                                       1,071.0      1,009.5
Separate account liabilities                           1,318.9      1,096.5
                                                      --------     --------
                                                       2,389.9      2,106.0
                                                      --------     --------
Shareholder's equity:
Common stock, $200 par value
       50,000 shares authorized
       12,500 shares issued and outstanding                2.5          2.5
Paid-in and contributed surplus                           68.8         43.8
Surplus                                                   69.7         66.9
                                                      --------     --------
                                                         141.0        113.2
                                                      --------     --------
                                                      $2,530.9     $2,219.2
                                                      ========     ========






                 See notes to statutory financial statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                   Years Ended December 31,

                                                     1998      1997     1996
                                                     ----      ----     ----
                                                          (In Millions)
Revenue:
Premium income                                      $406.4    $331.3   $314.4
Net investment income                                 82.4      75.3     75.2
Fees and other income                                  5.5       7.5      8.7
                                                    ------    ------   ------
                                                     494.3     414.1    398.3
                                                    ------    ------   ------
Benefits and expenses:
Policyholders' benefits and payments                 185.2     100.4     99.0
Addition to policyholders' reserves and funds        168.8     200.7    217.8
Operating expenses                                    72.1      49.5     45.4
Commissions                                           49.6      33.5     25.0
State taxes, licenses and fees                         8.1       3.5      3.2
                                                    ------    ------   ------
                                                     483.8     387.6    390.4
                                                    ------    ------   ------
Net gain from operations before federal
  income taxes                                        10.5      26.5      7.9
Federal income taxes                                   6.8      19.0      6.3
                                                    ------    ------   ------
Net gain from operations                               3.7       7.5      1.6
Net realized capital gain (loss)                      (1.1)      0.1      0.6
                                                    ------    ------   ------
Net income                                          $  2.6    $  7.6   $  2.2
                                                    ======    ======   ======



                 See notes to statutory financial statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                  Years Ended December 31,

                                                    1998      1997      1996
                                                    ----      ----      ----
                                                        (In Millions)

Shareholder's equity, beginning of year            $113.2    $109.8    $113.2
                                                   ------    ------    ------
Increases (decreases) due to:
  Net income                                          2.6       7.6       2.2
  Change in asset valuation and investment
    reserves                                          2.7      (4.8)     (1.9)
  Change in net unrealized capital gain (loss)       (5.8)      0.8      (1.0)
  Capital contribution                               25.0      --        --
  Other                                               3.3      (0.2)     (2.7)
                                                   ------    ------    ------
                                                     27.8       3.4      (3.4)
                                                   ------    ------    ------
Shareholder's equity, end of year                  $141.0    $113.2    $109.8
                                                   ======    ======    ======



                 See notes to statutory financial statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                     Years Ended December 31,

                                                      1998      1997      1996
                                                      ----      ----      ----
                                                            (In Millions)
Operating activities:
    Net income                                      $   2.6   $   7.6   $   2.2
    Additions to policyholders' reserves and funds
      net of transfers to separate accounts            44.6      44.2      41.6
    Net realized capital (gain) loss                    1.1      (0.1)     (0.6)
    Other changes                                       7.8       0.5      (0.8)
                                                    -------   -------   -------
    Net cash provided by operating activities          56.1      52.2      42.4
                                                    -------   -------   -------
Investing activities:
    Loans and purchases of investments               (568.6)   (438.6)   (184.9)
    Sales and maturities of investments and
      receipts from repayment of loans                504.8     411.1     191.1
                                                    -------   -------   -------
    Net cash provided by (used in) investing
       activities                                     (63.8)    (27.5)      6.2
                                                    -------   -------   -------
Financing Activities:
  Capital and surplus contribution                     25.0      --        --
                                                    -------   -------   -------
Increase in cash and short-term investments            17.3      24.7      48.6
Cash and short-term investments, beginning of
  year                                                 88.4      63.7      15.1
                                                    -------   -------   -------
Cash and short-term investments, end of year        $ 105.7   $  88.4   $  63.7
                                                    =======   =======   =======





                  See notes to statutory financial statements

NOTES TO STATUTORY FINANCIAL STATEMENTS

    C.M. Life Insurance Company (the Company) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). On March 1, 1996, the operations of the Company's former parent, Connecticut Mutual Life Insurance Company, were merged into MassMutual. The Company is primarily engaged in the sale of flexible premium universal life insurance and variable annuity products distributed through career agents. The Company is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and 49 states (excluding New York).

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to surplus on the effective date. The Company is currently reviewing the impact of Codification; however, since the Department of Insurance of the State of Connecticut has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassed to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain.

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets include investments in affiliated mutual funds and preferred stocks and are valued in accordance with rules established by the NAIC. Generally, investments in mutual funds are valued at fair value and preferred stocks in good standing at cost.

   In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize surplus against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after-tax capital gains of $2.6 million in 1998, $2.0 million in 1997 and $0.4 million in 1996 were transferred to the IMR. Amortization of the IMR into net investment income amounted to $0.3 million in 1998 and $0.1 million in 1997 and 1996. At December 31, 1997, the IMR consisted of a net loss deferral, which, in accordance with the regulations, was recorded as a reduction of surplus.

   Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B. Separate Accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity contract holders. Assets consist principally of marketable securities reported at fair value. Transfers due from separate accounts represent the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

   Net transfers to separate accounts of $121.0 million, $146.5 million and $170.5 million in 1998, 1997 and 1996, respectively, are included in the addition to policyholders' reserves and funds.

C. Non-admitted Assets

   Assets designated as "non-admitted" (principally prepaid agent commissions, other prepaid expenses and the IMR, when in a net loss deferral position) are excluded from the statutory statement of financial position. These amounted to $5.5 million and $5.7 million as of December 31, 1998 and 1997, respectively and changes therein are charged directly to surplus.

D. Policyholders' Reserves and Funds

   Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium, the Commissioners' Reserve Valuation Method and the California Method bases using the 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.0 to 4.5 percent.

   Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.25 to 9.0 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $129.8 million and $115.6 million at December 31, 1998 and 1997, respectively with a fair value of $132.8 million and $116.0 million at December 31, 1998 and 1997, respectively as determined by discounted cash flow projections.

   The Company made certain changes in the valuation of policyholders' reserves which increased surplus by $2.7 million in 1998.

E. Premium and Related Expense Recognition

   Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to the issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be short-term investments.

2. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file a separate company 1998 federal income tax return.

   The Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1995.

   Federal tax payments were $16.9 million in 1998, $6.8 million in 1997 and $17.6 million in 1996.

3. SHAREHOLDER'S EQUITY

   The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory shareholder's equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $11.3 million of shareholder's equity is available for distribution to the shareholder in 1999 without prior regulatory approval.

   During 1998, MassMutual contributed additional paid-in capital of $25.0 million to the Company.

4. RELATED PARTY TRANSACTIONS

   MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Similar arrangements were in place with Connecticut Mutual Life Insurance Company, the Company's former parent, prior to its merger with MassMutual. Fees incurred under the terms of these agreements were $74.1 million, $39.7 million and $45.9 million in 1998, 1997 and 1996, respectively.

   Prior to March 1, 1996, the Company had an underwriting agreement with its affiliates GR Phelps & Co., Inc. and MML Distributors LLC. Under this agreement, the affiliates paid commissions and received the cash flows from variable annuity contract fees. Effective March 1, 1996, this agreement was cancelled, and the Company began paying all commissions and retained the right to the related future cash flows from contract fees.

   The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company's retention limit per individual insured is $12.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

   The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. Reserves for payment of future benefits for the ceded policies are retained by the Company.

   The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 18% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $36.9 million in 1998, $35.6 million in 1997, and $28.1 million in 1996 and it was not exceeded in any of the years. The Company paid approximately $1.0 million in premiums to MassMutual under the agreement in 1998 and 1997, and $0.4 million in 1996.

5. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

A. Bonds

   The carrying value and estimated fair value of investments in bonds as of December 31, 1998 and 1997 are as follows:

                                                  December 31, 1998
                                                  -----------------
                                                   Gross     Gross     Estimated
                                      Carrying  Unrealized Unrealized     Fair
                                        Value      Gains     Losses      Value
                                      --------  ---------- ----------  ---------
                                                     (In Millions)

    U. S. Treasury securities          $   69.3    $   1.4    $  0.1    $   70.6
     and obligations of U.S.
     government corporations
     and agencies
    Debt securities issued by               3.2         --       0.1         3.1
     foreign governments
    Mortgage-backed securities             57.9        1.6       0.2        59.3
    State and local governments            12.1        0.4       0.2        12.3
    Corporate debt securities             522.6       17.8       3.0       537.4
    Utilities                              17.9        0.9        --        18.8
                                       --------    -------    ------    --------
     Total                             $  683.0    $  22.1    $  3.6    $  701.5
                                       ========    =======    ======    ========

                                                  December 31, 1997
                                                  -----------------
                                                   Gross     Gross     Estimated
                                      Carrying  Unrealized Unrealized     Fair
                                        Value      Gains     Losses      Value
                                      --------  ---------- ----------  ---------
                                                     (In Millions)

    U. S. Treasury securities          $  104.3    $   2.2    $  0.2    $  106.3
     and obligations of U.S.
     government corporations
     and agencies
    Debt securities issued by               4.6        --        0.3         4.3
     foreign governments
    Mortgage-backed securities             38.8        1.0       0.2        39.6
    State and local governments            20.0        0.3      --          20.3
    Corporate debt securities             471.8       15.6       1.9       485.5
    Utilities                              25.0        1.1      --          26.1
                                       --------    -------    ------    --------
     Total                             $  664.5    $  20.2    $  2.6    $  682.1
                                       ========    =======    ======    ========

   The carrying value and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                          Estimated
                                                    Carrying                Fair
                                                      Value                 Value
                                                    --------              ---------
                                                            (In Millions)
        Due in one year or less                     $   52.2              $   52.5
        Due after one year through five years          216.8                 223.2
        Due after five years through ten years         233.1                 240.0
        Due after ten years                             69.4                  72.1
                                                    --------              --------
                                                       571.5                 587.8
        Mortgage-backed securities, including
           securities guaranteed by the U.S.
           Government                                  111.5                 113.7
                                                    --------              --------
          Total                                     $  683.0              $  701.5
                                                    ========              ========

   Proceeds from sales of investments in bonds were $480.4 million during 1998, $388.8 million during 1997, and $162.9 million during 1996. Gross capital gains of $5.0 million in 1998, $3.8 million in 1997, and $1.6 million in 1996 and gross capital losses of $0.9 million in 1998, $0.5 million in 1997, and $0.9 million in 1996 were realized on those sales, portions of which were included in the IMR. Estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

   The Company had restructured loans with book values of $10.4 million and $17.3 million at December 31, 1998 and 1997, respectively. The loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.2 million in 1998, 1997 and 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows: 1999 - $8.6 million; 2000 - $1.5 million; 2001 - $10.3 million; 2002 - $15.0 million; 2003 - $8.6 million; and
   $37.0 million thereafter.

C. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

D. Other

   Investments in affiliated mutual funds had a cost of $62.4 million in 1998 and $50.2 million in 1997 with fair values of $67.7 million in 1998 and $61.4 million in 1997, using quoted market prices. Preferred stocks in good standing had fair values of $0.5 million in 1998 using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. At December 31, 1998, the fair values of preferred stocks approximated cost. The Company did not invest in any preferred stocks at December 31, 1997.

   The carrying value of investments which were non-income producing for the preceding twelve months was $0.4 million at December 31, 1998 and 1997.

6. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps outstanding with notional amounts of $197.5 million and $46.5 million, respectively. The fair value of these instruments was $2.7 million at December 31, 1998 and $0.2 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to ten years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $961.2 million and $111.3 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $7.5 million and $2.2 million which had fair values of $9.8 million and $2.3 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998, the Company had agreements with notional amounts of $355.0 million. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $0.5 million. The fair values of these instruments were $1.6 million at December 31, 1998. At December 31, 1997, the Company did not have any open interest rate caps or floor agreements.

   The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' investment income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $1.0 million at December 31, 1997. The fair values of these instruments were an unrealized gain of $0.1 million at December 31, 1997. As of December 31, 1998, the Company did not have any open asset swap agreements.

   The Company enters into forward U.S. Treasury, Government National Mortgage Association ("GNMA") and Federal National Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $1.0 million and $3.0 million, respectively.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $14.2 million and $2.6 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

7. BUSINESS RISKS AND CONTINGENCIES

   The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

   The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact its financial position, results of operations or liquidity.

8. AFFILIATED COMPANIES

   The relationship of the Company, its parent and affiliated companies as of December 31, 1998 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
    CM Assurance Company
    CM Benefit Insurance Company
    C.M. Life Insurance Company
    MassMutual Holding Company
    MassMutual of Ireland, Limited
    MML Bay State Life Insurance Company
    MML Distributors, LLC
    MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S. A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S. A. - 33.5%
         MassMutual International (Luxembourg) S. A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

    Affiliates of Massachusetts Mutual Life Insurance Company
    ---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      (a) FINANCIAL STATEMENTS

      Financial Statements Included in Part A

      Condensed Financial Information

      Financial Statements Included in Part B

      The Registrant

      Report of Independent Accountants
      Statement of Assets and Liabilities as of December 31, 1998
      Statement of Operations for the year ended December 31, 1998
      Statement of Changes in Net Assets for the years ended December 31, 1998,
        December 31, 1997
      Notes to Financial Statements

      The Depositor

      Reports of Independent Accountants
      Statutory Statements of Financial Position as of December 31,
      1998 and 1997
      Statutory Statements of Income for the years ended December 31, 1998, 1997 and 1996
      Statutory Statements of Changes in Shareholder's equity for the years ended December 31, 1998, 1997 and 1996
      Statutory Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996
      Notes to Statutory Financial Statements

      (b) EXHIBITS

          Exhibit 1 Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.9

          Exhibit 2     Not Applicable.

          Exhibit 3     (i) Principal Underwriting Agreement.1

                        (ii) Broker/Dealer Agreement.1

                        (iii) Form of Producer's Agreement.1

                        (iv) Underwriting and Servicing Agreement.1

         Exhibit 4      Individual Variable Deferred Annuity Contract.1

         Exhibit 5      Application Form.1

         Exhibit 6      (i) Copy of Articles of Incorporation of the Company.2

                        (ii) Copy of the Bylaws of the Company.2

         Exhibit 7      Not Applicable.

         Exhibit 8 (a) Copy of the Form of Participation Agreement with Oppenheimer Variable Account Funds.4

                        (b) Copy of the Form of Participation Agreement with Panorama Series Fund, Inc.4

                        (c) Copy of the Form of Participation Agreement with T. Rowe Price Equity Series, Inc.7

                        (d) Copy of the Form of Participation Agreement with Fidelity's Variable Insurance Products Fund II.7

                        (e) Copy of the Form of Participation Agreement with American Century Variable Portfolios, Inc.8

         Exhibit 9      Opinion of and Consent of Counsel.11

         Exhibit 10     (i) Consent of Independent Accountants,
                        PricewaterhouseCoopers LLP.11

                        (ii) Powers of Attorney. 6

                        (iii) Power of Attorney for Robert J. O'Connell.10

         Exhibit 11      Not Applicable.

         Exhibit 12      Not Applicable.

         Exhibit 13      Form of Schedule of Computation of Performance.5

         Exhibit 14      Not Applicable.

            1 Incorporated by reference to Registrant's Form N-4 filed, on August 9, 1995.

            2 Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072.

            3 Incorporated by reference to Post Effective Amendment No. 4 to Registration No. 333-2347.

            4 Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

            5 Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement File No. 33-61679.

            6 Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-61679, filed on Form N-4 on December 21, 1998.

            7 Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.

            8 Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-41667 filed on Form S-6 on March 19, 1998.

            9 Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, filed and effective May 1, 1998.

            10 Incorporated by reference to Port-Effective Amendment No. 6 to Registration statement No. 333-41667 filed on Form S-6 in April, 1999.

            11    Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                           C.M. LIFE INSURANCE COMPANY

------------------------------------------------------------------------------------------------------------------------------------
Name, Position, Business Address                   Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr., Director                 C.M. Life
President and Chief Executive Officer                Director, President and Chief Executive Officer (since 1996)
1295 State Street                                  MassMutual
Springfield, MA 01111                                Executive Vice President and General Counsel (since 1993)
                                                     Senior Vice President and Deputy General Counsel (1992-1993)
------------------------------------------------------------------------------------------------------------------------------------
John B. Davies, Director                           C.M. Life
1295 State Street                                    Director (since 1996)
Springfield, MA 01111                              MassMutual
                                                     Executive Vice President (since 1994)
                                                     Senior Vice President (1994-1994)
                                                     General Agent (1982-1993)
------------------------------------------------------------------------------------------------------------------------------------
Isadore Jermyn, Director and Senior                C.M. Life
Vice President and Actuary                           Director (since 1998); Senior Vice President and Actuary (since 1996)
1295 State Street                                  MassMutual
Springfield, MA 01111                                Senior Vice President and Actuary (since 1999 and 1995-1998)
                                                     Senior Vice President and Chief Actuary (1998-1999)
                                                     Vice President and Actuary (1980-1995)
------------------------------------------------------------------------------------------------------------------------------------
James E. Miller, Director and Senior               C.M. Life
Vice President-Life Operations                       Director and Senior Vice President-Life Operations (since 1998)
140 Garden Street                                  MassMutual
Hartford, CT 06154                                   Executive Vice President (since 1997 and 1987-1996)
                                                   UniCare Life & Health
                                                     Senior Vice President (1996-1997)
------------------------------------------------------------------------------------------------------------------------------------
Robert J. O'Connell, Director,                     C.M. Life
1295 State Street                                    Director (since 1999)
Springfield, MA 01111                              MassMutual
                                                     President and Chief Executive Officer (since 1999)
                                                   American International Group, Inc.
                                                     Senior Vice President (1991-1998)
                                                   AIG Life Companies
                                                     President and Chief Executive Officer (1991-1998)
------------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese, Director and Senior               C.M. Life
Vice President-Investments                           Director and Senior Vice President-Investments (since 1996)
1295 State Street                                  MassMutual
Springfield, MA 01111                                Chief Executive Director-Investment Management (since 1997)
                                                     Senior Vice Presidnet (since 1993)
                                                   Aetna Life and Casualty and Affiliates
                                                     Investment Manager (1979-1993)
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS (other than those who are also directors)

------------------------------------------------------------------------------------------------------------------------------------
Anne Melissa Dowling, Senior Vice                  C.M. Life
President-Large Corporate Marketing                  Senior Vice President-Large Corporate Marketing (since 1996)
140 Garden Street                                  MassMutual
Hartford, CT 06154                                   Senior Vice President (since 1996)
                                                   Connecticut Mutual Life Insurance Company
                                                     Chief Investment Officer (1994-1996)
                                                   Travelers Insurance Co.
                                                     Senior Vice President-international (1987-1993)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Edward M. Kline, Treasurer                         C.M. Life
1295 State Street                                    Treasurer (since 1997)
Springfield, MA 01111                              MassMutual
                                                     Vice President (since 1989) and Treasurer (since 1997)
------------------------------------------------------------------------------------------------------------------------------------
Ann F. Lomeli, Secretary                           C.M. Life
1295 State Street                                    Secretary (since 1998)
Springfield, MA 01111                              MassMutual
                                                     Vice President, Secretary and Deputy General Counsel (since 1999)
                                                     Vice Presdient, Secretary and Associate General Counsel (1998-1999)
                                                     Vice Presdient, Associate Secretary and Associate General Counsel
                                                     (1996-1998)
                                                   Connecticut Mutual Life Insurance Company
                                                     Corporate Secretary and Counsel (1998-1996)
------------------------------------------------------------------------------------------------------------------------------------

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                             CORPORATE ORGANIZATION

A.    DIRECT SUBSIDIARIES OF MASSMUTUAL

      MassMutual is the sole owner of each subsidiary unless otherwise indicated.

1. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

4. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

5. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual - 99%; G.R. Phelps & Co., Inc. - 1%)

6. MassMutual of Ireland, Limited, a corporation organized in the Republic of Ireland which formerly operated to provide claims service to holders of MassMutual group life and accident and health insurance contracts. This subsidiary is inactive and will be dissolved in the near future.

7. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities.

8. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

B.    MASSMUTUAL HOLDING COMPANY GROUP

      MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. G.R. Phelps & Co, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer. This subsidiary is inactive and expected to be dissolved.

2. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. (MassMutual Holding Company - 86%; G.R. Phelps & Co., Inc. - 14%)

3. MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a "Massachusetts Security Corporation" under Chapter 63 of the Massachusetts General Laws.

4. MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately-staffed MassMutual investment subsidiaries.

5. MassMutual Holding Trust II, a Massachusetts business trust which operates as a holding company for non-staffed MassMutual investment subsidiaries.

6. MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual's international insurance operations.

C.    MML INVESTORS SERVICES, INC. GROUP

      Set forth below are the direct and indirect subsidiaries of MML Investors Services, Inc. The parent is the sole owner of each subsidiary unless otherwise indicated.

Direct Subsidiaries of MML Investors Services, Inc.

1. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

2. MML Securities Corporation, a Massachusetts corporation which operates as a "Massachusetts Security Corporation" under Section 63 of the Massachusetts General Laws.

Direct Subsidiaries of MML Insurance Agency, Inc.

1. DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2. Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4. MML Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5. MML Insurance Agency of Ohio, Inc. an Ohio corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through a voting trust agreement.)

6. MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

D.    MASSMUTUAL HOLDING MSC, INC. GROUP

      MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%)

2. 9048-5434 Quebec, Inc., a Canadian corporation which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada.

3. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

E.    MASSMUTUAL HOLDING TRUST I GROUP

      Set forth below are the direct and indirect subsidiaries and affiliates of MassMutual Holding Trust I. The parent is the sole owner of each subsidiary unless otherwise indicated.

Direct Subsidiaries of MassMutual Holding Trust I

1. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I - 99%)

2. Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (MassMutual Holding Trust I - 80%)

3. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

4. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I - 85%).

5. Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I
      - 89%).

Direct Subsidiary of DLB Acquisition Corporation

David L. Babson and Company Incorporated, a Massachusetts corporation which operates as an investment adviser.

Direct Affiliates of David L. Babson and Company Incorporated

1. Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

2. Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson and Company Incorporated - 50%).

3. Potomac Babson Incorporated, a Massachusetts corporation which operates as an investment adviser (David L. Babson and Company Incorporated - 60%).

Direct Subsidiary of Oppenheimer Acquisition Corp.

OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

Direct Subsidiaries of OppenheimerFunds, Inc.

1. Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2. HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

3. OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

4. Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

5. Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

6. Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

7. Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

Direct Subsidiary of Centennial Asset Management Corporation

Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

Direct Affiliate of Cornerstone Real Estate Advisers, Inc.

Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc. - 50%; MML Realty Management Corporation - 50%).

F.    MASSMUTUAL HOLDING TRUST II GROUP

      MassMutual Holding Trust II is the sole owner of each subsidiary.

1. CM Advantage, Inc., a Connecticut corporation which serves as a general partner of real estate limited partnerships. The subsidiary is largely inactive and will be dissolved in the near future.

2. CM International, a Delaware corporation which is the issuer of collateralized mortgage obligation securities.

3. CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

4. HYP Management, Inc., a Delaware corporation which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC, a high yield bond fund.

5. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

6. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

7. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

8. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

Direct Affiliate of MMHC Investment, Inc.

MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the "LLC Manager" of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. - 50%)

Direct Affiliate of MML Realty Management Corporation

Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers, Inc. - 50%).

G.    MASSMUTUAL INTERNATIONAL, INC. GROUP

      Set forth below are the direct or indirect subsidiaries and affiliates of MassMutual International, Inc. The parent is the sole owner of each subsidiary or affiliate unless otherwise indicated.

Direct Affiliates of MassMutual International, Inc.

1. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

2. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

3. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

4. MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

5. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc. - 99.9%)

Direct Subsidiaries of MassMutual Internacional (Argentina) S.A.

MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.
- 99%; MassMutual International, Inc. - 1%)

Direct Affiliate of MassMutual Internacional (Chile) S.A.

1. Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. (MassMutual Internacional (Chile) S.A. - 33.5%)

2. Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A. - 33.5%)

Direct Subsidiary of Origen Inversiones S.A.

Compania de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (Origen Inversiones S.A. - 99%)

H.    REGISTERED INVESTMENT COMPANY AFFILIATES

      Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

1. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series of shares issued by the fund.

2. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

3. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

4. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

5. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

6. Oppenheimer Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. MassMutual and affiliates own a majority of certain series of shares issued by the fund.

7. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 4, 1999, the number of Contract Owners was 8,219.

ITEM 28. INDEMNIFICATION

The Bylaws of the Company provide that:

      The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable: CONNECTICUT LAW. Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.")
Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or
(iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary or an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

      According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually incurred by him in connection with the proceeding, or any appeal therein, IF AND ONLY IF he acted (i) in good faith and
(ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

      For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust. Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

      In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S. Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that, in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to appropriate.

      Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

      C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

      Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. C.M. Life Insurance Company was not established under Connecticut statue but was instead created by special act of the Connecticut General Assembly. Currently, its charter does not have provisions dealing with indemnification of its directors or officer, therefore the provisions of C.G.S. Section 33-320a currently apply to such indemnification. However, in the event C.M. Life Insurance Company's charter is amended by the Connecticut General Assembly in such a manner which is inconsistent with the statute, the charter would take precedence over C.G.S.
Section 33-320a. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon. The directors and officers may be covered by an errors and omissions insurance policy or other insurance policy. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

     (a) MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

     (b)(1) MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwritier.

                       OFFICERS AND MEMBER REPRESENTATIVES
                              MML DISTRIBUTORS, LLC

Kenneth M. Rickson    Member Representative         One Monarch Place
                      G.R. Phelps & Co., Inc.       1414 Main Street
                                                    Springfield, MA 01144-1013

Margaret Sperry       Member Representative         1295 State Street
                      Massachusetts Mutual          Springfield, MA 01111-0001
                      Life Insurance Co.

Kenneth M. Rickson    Chief Executive Officer,      One Monarch Place
                      President, and Main OSJ       1414 Main Street
                      Supervisor                    Springfield, MA 01144-1013

John E. Forrest       Vice President                One Monarch Place
                                                    1414 Main Street
                                                    Springfield, MA 01144-1013

Michael L. Kerley     Vice President                One Monarch Place
                      Assistant Secretary           1414 Main Street
                                                    Springfield, MA 01144-1013

Ronald E. Thomson     Vice President                One Monarch Place
                                                    1414 Main Street
                                                    Springfield, MA 01144-1013

James T. Bagley       Treasurer                     1295 State Street
                                                    Springfield, MA 01111

Bruce C. Frisbie      Assistant Treasurer           1295 State Street
                                                    Springfield, MA 01111-0001

Raymond W. Anderson   Assistant Treasurer           140 Garden Street
                                                    Hartford, CT 06154

Ann F. Lomeli         Secretary                     1295 State Street
                                                    Springfield, MA 01111-0001

Marilyn A. Sponzo     Chief Legal Officer           One Monarch Place
                      Assistant Secretary           1414 Main Street
                                                    Springfield, MA 01144-1013

Robert Rosenthal      Compliance Officer            One Monarch Place
                                                    1414 Main Street
                                                    Springfield, MA 01144-1013

Melissa Thompson      Registration Manager          One Monarch Place
                                                    1414 Main Street
                                                    Springfield, MA 01144-1013

Ruth B. Howe          Director of Continuing        One Monarch Place
                      Education                     1414 Main Street
                                                    Springfield, MA 01144-1013

Peter D. Cuozzo       Variable Life Supervisor and  140 Garden Street
                      Hartford OSJ Supervisor       Hartford, CT 06154

Anne Melissa Dowling  Large Corporate Markets       140 Garden Street
                      Supervisor                    Hartford, CT 06154

     (b)(2) MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

                          MML INVESTORS SERVICES, INC.
                             OFFICERS AND DIRECTORS

OFFICER                                               BUSINESS ADDRESS
-------                                               ----------------
Kenneth M. Rickson                                    One Monarch Place
President                                             1414 Main Street
                                                      Springfield, MA 01144-1013

Michael L. Kerley                                     One Monarch Place
Vice President, Chief Legal Officer,                  1414 Main Street
Chief Compliance Officer, Assistant Secretary         Springfield, MA 01144-1013

Ronald E. Thomson                                     One Monarch Place
Vice President, Treasurer                             1414 Main Street
                                                      Springfield, MA 01144-1013

Ann F. Lomeli                                         1295 State Street
Secretary/Clerk                                       Springfield, MA 01111

John E. Forrest                                       One Monarch Place
Vice President                                        1414 Main Street
National Sales Director                               Springfield, MA 01144-1013

Marilyn A. Sponzo                                     One Monarch Place
Assistant Secretary                                   1414 Main Street
                                                      Springfield, MA 01144-1013

James Furlong                                         One Monarch Place
Chief Operations Officer                              1414 Main Street
                                                      Springfield, MA 01144-1013

James T. Bagley                                       One Monarch Place
Controller                                            1414 Main Street
                                                      Springfield, MA 01144-1013

David Deonarine                                       One Monarch Place
Sr. Registered Options Principal                      1414 Main Street
Compliance Registered Options Principal               Springfield, MA 01144-1013

Nicholas J. Orphan                                    245 Peach Tree Center Ave., Suite 2330
Regional Supervisor (South)                           Atlanta, GA 30303

Robert W. Kumming                                     1295 State Street
Retirement Services Regional                          Springfield, MA 01111
Supervisor (East/Central)

Peter J. Zummo                                        1295 State Street
Retirement Services Regional Supervisor(South/West)   Springfield, MA 01111

Bruce Lukowiak                                        6263 North Scottsdale Rd., Suite 222

Regional Supervisor (West)                            Scottsdale, AZ 85250

Gary L. Greenfield                                    1 Lincoln Center, Suite 1490
Regional Supervisor (Central)                         Oakbrook Terrace, IL 60181

Burvin E. Pugh, Jr.                                   1295 State Street
Chief Agency Field Force Supervisor                   Springfield, MA 01111

John P. McCloskey                                     1295 State Street
Regional Supervisor (East)                            Springfield, MA 01144

Robert J. O'Connell                                   1295 State Street
Chairman of the Board of Directors                    Springfield, MA 01144

Susan Alfano                                          1295 State Street
Director                                              Springfield, MA 01111

Lawrence V. Burkett, Jr.                              1295 State Street
Director                                              Springfield, MA 01111

John B. Davies                                        1295 State Street
Director                                              Springfield, MA 01111

Anne Melissa Dowling                                  140 Garden Street
Director                                              Hartford, CT 01654

Gary T. Huffman                                       1295 State Street
Director                                              Springfield, MA 01111

Douglas J. Jangraw                                    140 Garden Street
Director                                              Hartford, CT 01654

Burvin E. Pugh, Jr.                                   1295 State Street
Director                                              Springfield, MA 01111

      (c) See the section captioned "Distribution" in the Statement of Additional Information.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 140 Garden Street, Hartford CT.

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

      a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

      b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

      c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

      d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Multi-Account A, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 8 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 8 to Registration Statement No. 33-61679 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.

      C.M. MULTI-ACCOUNT A

      C.M. LIFE INSURANCE COMPANY
      (Depositor)


      By: /s/ Lawrence V. Burkett, Jr.*
          --------------------------------
          Lawrence V. Burkett, Jr., Director, President and Chief
          Executive Officer C.M. Life Insurance Company


/s/ Richard M. Howe           On April 22, 1999, as Attorney-in-Fact
----------------------        pursuant to powers of attorney.
*Richard M. Howe

      As required by the Securities Act of 1933, this Post-Effective Amendment No. 8 to Registration Statement No. 33-61679 has been signed by the following persons in the capacities and on the dates indicated.

Signature                      Title                              Date
---------                      -----                              ----

/s/ Laurence V. Burkett, Jr.   Director, President and Chief      April 22, 1999
--------------------------     Executive Officer
Laurence V. Burkett, Jr.

/s/ Edward M. Kline            Vice President and Treasurer       April 22, 1999
--------------------------     (Principal Financial Officer
Edward M. Kline

/s/ John M. Miller Jr.         Vice President and Comptroller     April 22, 1999
--------------------------     (Principal Accounting Officer)
John M. Miller Jr.

/s/ John B. Davies             Director                           April 22, 1999
--------------------------
John B. Davies

/s/ Stuart H. Reese            Director                           April 22, 1999
--------------------------
Stuart H. Reese.

/s/ Isadore Jermyn             Director                           April 22, 1999
--------------------------
Isadore Jermyn

/s/ James Miller               Director                           April 22, 1999
--------------------------
James Miller

/s/ Robert J. O'Connell        Director                           April 22, 1999
--------------------------
Robert J. O'Connell

/s/ Richard M. Howe            On April 22, 1999, as
--------------------------     Attorney-in-Fact Pursuant to
*Richard M. Howe               powers of Attorney.

REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 8 to Registration Statement No. 33-61679, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ James M. Rodolakis
------------------------
James M. Rodolakis
Counsel
C.M. Life Insurance Company

EXHIBIT INDEX

      9     Opinion of and Consent of Counsel.

      10(i) Consent of Independent Accountants, PricewaterhouseCoopers LLP.